UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Wealth Builder Fund

November 30, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Wealth Builder Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested. Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Wealth Builder Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware Wealth Builder Fund (Institutional Class shares)	1-year return	+10.24%
Delaware Wealth Builder Fund (Class A shares)*	1-year return	+9.97%
60% S&P 500 ® Index / 40% Bloomberg Barclays US Aggregate Index (primary benchmark)	1-year return	+14.65%
S&P 500 Index (secondary benchmark)	1-year return	+22.87%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Wealth Builder Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

A strong economic environment

As the Fund’s fiscal year began, investors in US equities found themselves in an increasingly optimistic mood. A strengthening global economy, coupled with the market’s expectation for growth-oriented policies coming out of Washington, D.C., after Republicans’ electoral victories in November 2016, led to an especially favorable environment for cyclical growth stocks. Value-and yield-oriented investments, which we regularly emphasize in this Fund, generally performed well in absolute terms but did not keep pace with the market.

A series of interest rate increases from the US Federal Reserve, which sought to limit potential inflation amid steadily improving economic and employment data, provided a further headwind for the yield segments of the financial markets. Against a strong economic backdrop, the Fed opted to raise its benchmark short-term interest rate by 0.25 percentage points on three separate occasions during the fiscal year. As of period end, the federal funds rate stood at 1.25%, up from

0.50% at the start of December 2016. US gross domestic product (GDP) — a measure of the country’s economic output — grew by an annualized 3.1% in the second quarter of 2017 and an estimated 3.3% in the year’s third quarter. It was the first time since mid-2014 that US GDP expanded by 3% or better in consecutive quarters. Meanwhile, the US unemployment rate stood at 4.1% in November 2017, a 17-year low. (Source: Bloomberg.)

Gains across asset classes

For the Fund’s fiscal year, both US and international equities enjoyed strong results. US large-cap value stocks, as measured by the Russell 1000® Value Index, returned +14.8%. International developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), fared even better, returning +27.3% for the same time frame.

High yield bonds, as measured by the Bloomberg Barclays US Corporate High-Yield Index, returned +9.2%, as the asset class continued to benefit

1

Portfolio management review
Delaware Wealth Builder Fund

from a healthy US economy, a small number of issuer defaults, and narrowing credit spreads — meaning investors were willing to accept less yield in exchange for taking on credit risk.

Meanwhile, US real estate investment trusts (REITs) returned +10.4%, as measured by the FTSE NAREIT Equity REITs Index. In this asset class, investors encountered a significant performance dichotomy. Retail REITs, for example, performed relatively poorly, reflecting growth in ecommerce and a corresponding decline in sales at physical stores. In contrast, industrial REITs benefited from increased demand for warehouse space necessary to accommodate a growing economy and an increased emphasis on ecommerce.

Fund performance

For its fiscal year ended Nov. 30, 2017, Delaware Wealth Builder Fund Institutional Class shares returned +10.24%. The Fund’s Class A shares returned +9.97% at net asset value and +3.66% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s primary benchmark, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index, returned +14.65%. The Fund’s secondary benchmark, the S&P 500 Index, returned +22.87%. Complete annualized performance for Delaware Wealth Builder Fund is shown in the table on page 4.

In a market environment favoring growth-oriented stocks over their value-oriented counterparts, the Fund’s sizable exposure to US large-cap value equities (35% of the portfolio as of fiscal year end) left it at a performance disadvantage relative to its blended benchmark, even as many of the stocks owned in the Fund’s portfolio were strong performers in absolute terms.

Individual contributors and detractors

Within the Fund’s large-cap value equity subportfolio, several holdings stood out as notable performance contributors, including AbbVie,a drug manufacturer that benefited from a favorable patent ruling and a potentially stronger new-drug pipeline; Abbott Laboratories, a pharmaceutical and medical device company that was helped by investors’ expectations for higher earnings growth; and Lockheed Martin, a US defense contractor that benefited from anticipated increases in military spending.

Among international equities, the Fund also saw strong results from positions in Korean electronics giant Samsung Electronics; Deutsche Post,a German delivery company; Bank Rakyat Indonesia Persero, an Indonesian banking firm; and Canon, a Japanese manufacturer of optical and imaging products.

Individual equity detractors during the fiscal year included pharmaceutical distributor Cardinal Health; telecommunication services provider AT&T; and CVS Health, which operates retail drug stores along with a pharmacy benefits management business.

Several REITs also detracted from performance, in an environment that was more challenging for yield-oriented investments. For example, Brookdale Senior Living, an operator of senior care facilities, hampered results. Brookdale’s shares declined, owing in part to the senior housing industry’s cyclical downturn with excess supply, and influenced by some management missteps at the company.

Meanwhile, in a difficult business environment for retailers, REITs that focus on retail properties, such as shopping center REITs Brixmor Property Group and Kimco Realty, both detracted from the Fund’s results.

Sticking to our strategy

Throughout the fiscal year, we pursued the same management approach we apply in all market conditions: We continued to look across multiple asset classes for securities that we believed had

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competitive yield and the potential for dividend growth. In addition, we maintained our emphasis on managing downside risk in the portfolio and seeking to limit potential capital losses.

During the fiscal year, we reduced exposure to US large-cap value stocks, finishing at 35% of the portfolio, down from 44% a year ago. We also trimmed the Fund’s allocation to high yield bonds to 10%, down from 17%. In both cases, we believed that higher valuations after a long period of outperformance in both categories provided a less favorable risk-reward trade-off for the Fund.

In their place, we added significantly to the Fund’s non-US equity exposure, which went from 3% of the portfolio at the start of the fiscal year to 16% at the end. This shift reflected what we saw as better valuations and upside potential in this area of the market.

Other moves included increasing the Fund’s allocation to municipal bonds — 4% of the portfolio as of Nov. 30, 2017 — and incrementally reducing exposure to investment grade bonds, which finished the fiscal year at 5% of the portfolio. Meanwhile, the Fund’s allocations to REITs, convertible securities, and non-US bonds were at 9%, 12%, and 2%, respectively, as of Nov. 30, 2017, essentially unchanged from a year earlier.

Of final note, we employed derivative securities in the Fund during the fiscal period. These included currency futures to facilitate the purchase and sale of securities in the Fund. The Fund also owned futures on the S&P 500 Index, which we used tactically in an attempt to increase the defensive characteristics of the portfolio in a highly valued market. None of these positions had a material effect on the Fund’s performance during the fiscal year.

Positioning the portfolio defensively

As of fiscal year end, we recognize that valuations are at or near all-time highs across multiple asset classes. Even as we believe that equities could continue to do well in the short term, we do see high valuations as a longer-term challenge in the asset class. Another likely headwind is the expectation that China could start slowing its economy, after having engaged in substantial stimulus efforts since early 2016.

Therefore, we think it is prudent to seek to avoid excess risk and continue to manage the Fund defensively. Within the large-cap value subportfolio, for example, the Fund had limited exposure to cyclical sectors such as industrials and materials, and in bank stocks, which were especially strong performers during the fiscal year.

In retrospect, it would have been helpful to have had more cyclical exposure in the portfolio; however, we stuck to our management approach throughout the fiscal year, and plan to continue to do so, because we believe it is in the Fund’s long-term interest.

Accordingly, we will continue to seek to provide competitive income with a focus on securities that we believe have the potential to provide upside in the event of a rising market, and the prospect of declining less than the market if conditions deteriorate.

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Performance summary
Delaware Wealth Builder Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	+9.97%*	+8.56%	+5.86%	+7.85%
Including sales charge	+3.66%*	+7.28%	+5.23%	+7.55%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	+9.13%	+7.74%	+5.06%	+5.92%
Including sales charge	+8.13%	+7.74%	+5.06%	+5.92%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	+9.70%	+8.28%	+5.58%	+6.44%
Including sales charge	+9.70%	+8.28%	+5.58%	+6.44%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	+10.24%	+8.83%	+6.12%	+8.04%
Including sales charge	+10.24%	+8.83%	+6.12%	+8.04%
60% S&P 500 Index / 40% Bloomberg
Barclays US Aggregate Index	+14.65%	+10.17%	+6.86%	+7.36%**
S&P 500 Index	+22.87%	+15.74%	+8.30%	+8.29%**

* Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

** The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

4

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Investment in the Fund does not in any way provide an indication of future performance or a guarantee of positive returns.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.13%	1.88%	1.38%	0.88%
(without fee waivers)
Net expenses	1.13%	1.88%	1.38%	0.88%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Wealth Builder Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007, through Nov. 30, 2017

For the period beginning Nov. 30, 2007, through Nov. 30, 2017	Starting value	Ending value
S&P 500 Index	$10,000	$22,199
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index	$10,000	$19,416
Delaware Wealth Builder Fund — Institutional Class shares	$10,000	$18,106
Delaware Wealth Builder Fund — Class A shares	$9,425	$16,656

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (the Fund’s primary benchmark) and the S&P 500 Index (the Fund’s secondary benchmark) as of Nov. 30, 2007. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The Russell 1000 Value Index, mentioned on page 2, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The FTSE NAREIT Equity REITs Index, mentioned on page 2, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

6

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 2, is composed of US dollar–denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

7

Disclosure of Fund expenses
For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2017 to Nov. 30, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Wealth Builder Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*

Actual Fund return†
Class A	$1,000.00	$1,041.50	1.09%	$5.58
Class C	1,000.00	1,038.30	1.84%	9.40
Class R	1,000.00	1,041.00	1.34%	6.86
Institutional Class	1,000.00	1,043.60	0.84%	4.30

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.09%	$5.52
Class C	1,000.00	1,015.84	1.84%	9.30
Class R	1,000.00	1,018.35	1.34%	6.78
Institutional Class	1,000.00	1,020.86	0.84%	4.26

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

9

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	60.31%
Consumer Discretionary	5.12%
Consumer Staples	6.27%
Diversified REITs	0.13%
Energy	5.90%
Financials	6.67%
Healthcare	9.83%
Healthcare REITs	0.36%
Hotel REITs	0.92%
Industrials	6.67%
Information Technology	6.65%
Information Technology REITs	0.57%
Mall REITs	0.89%
Manufactured Housing REIT	0.09%
Materials	1.32%
Multifamily REITs	1.51%
Office REITs	0.90%
Shopping Center REITs	1.54%
Specialty REITs	0.49%
Telecommunication Services	3.24%
Utilities	1.24%
Exchange-Traded Funds	1.36%
Limited Partnerships	1.18%
Master Limited Partnership	0.39%
Convertible Preferred Stock	2.00%
Commercial Mortgage-Backed Security	0.08%
Convertible Bonds	9.52%
Capital Goods	1.37%
Communications	1.02%
Consumer Cyclical	0.22%
Consumer Non-Cyclical	1.93%
Energy	0.51%
Financials	1.29%
Industrials	0.10%
Real Estate Investment Trusts	1.24%
Technology	1.84%

10

Security type / sector	Percentage of net assets
Corporate Bonds	13.81%
Banking	1.75%
Basic Industry	1.78%
Capital Goods	0.48%
Consumer Cyclical	0.76%
Consumer Non-Cyclical	0.80%
Energy	2.41%
Financials	0.43%
Healthcare	0.79%
Insurance	0.34%
Media	1.02%
Real Estate Investment Trusts	0.53%
Services	0.72%
Technology & Electronics	0.35%
Telecommunications	0.98%
Transportation	0.09%
Utilities	0.58%
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	4.38%
Regional Bond	0.08%
Loan Agreements	0.17%
Sovereign Bonds	0.59%
US Treasury Obligations	1.75%
Preferred Stock	1.12%
Warrant	0.00%
Short-Term Investments	2.67%
Total Value of Securities	99.41%
Receivables and Other Assets Net of Liabilities	0.59%
Total Net Assets	100.00%

11

Security type / sector allocation and top 10 equity holdings
Delaware Wealth Builder Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Brookdale Senior Living	1.78%
International Business Machines	1.41%
AT&T	1.25%
Occidental Petroleum	1.22%
Pfizer	1.22%
Verizon Communications	1.21%
Equity Residential	1.16%
Royal Dutch Shell ADR	1.05%
Cisco Systems	1.04%
Kimberly-Clark	1.04%

12

Schedule of investments
Delaware Wealth Builder Fund	November 30, 2017

	Number of shares	Value (US $)
Common Stock – 60.31%
Consumer Discretionary – 5.12%
Bayerische Motoren Werke	26,343	$2,659,469
Ford Motor	483,200	6,049,664
Kering	5,525	2,450,040
Lowe’s	42,400	3,534,888
Nitori Holdings	7,986	1,304,439
Publicis Groupe	14,563	966,815
Target	98,400	5,894,160
Techtronic Industries	529,000	3,066,855
Toyota Motor	65,000	4,104,461
Valeo	22,951	1,664,335
Yue Yuen Industrial Holdings	948,500	3,393,827

		35,088,953

Consumer Staples – 6.27%
Archer-Daniels-Midland	87,900	3,505,452
British American Tobacco ADR	70,184	4,465,808
Carlsberg Class B	23,761	2,818,849
Coca-Cola	15,493	709,115
Coca-Cola Amatil	55,450	334,204
CVS Health	49,300	3,776,380
Imperial Brands	57,290	2,374,630
Japan Tobacco	84,100	2,785,247
Kimberly-Clark	59,500	7,125,720
Kraft Heinz	44,400	3,612,828
Matsumotokiyoshi Holdings	9,800	811,605
Mondelez International	82,300	3,533,962
Procter & Gamble	78,800	7,091,212

		42,945,012

Diversified REITs – 0.13%
Vornado Realty Trust	11,900	923,678

		923,678

Energy – 5.90%
Chevron	40,400	4,807,196
ConocoPhillips	69,900	3,556,512
Occidental Petroleum	118,800	8,375,400
Royal Dutch Shell ADR	109,200	7,200,648
Suncor Energy	58,300	2,022,187
TOTAL	46,520	2,629,540
TOTAL ADR	124,200	7,023,510
Williams	166,500	4,836,825

		40,451,818

Financials – 6.67%
Arthur J Gallagher & Co.	105,600	6,951,648

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Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stock (continued)
Financials (continued)
AXA	118,158	$3,565,104
Bank Rakyat Indonesia Persero	10,130,790	2,404,246
BB&T	143,900	7,111,538
ING Groep	186,233	3,365,271
Mitsubishi UFJ Financial Group	686,100	4,890,606
Nordea Bank	321,127	3,765,665
Prudential Financial	9,800	1,135,232
Standard Chartered †	284,921	2,842,598
UniCredit†	131,121	2,643,401
Wells Fargo & Co.	124,700	7,041,809

		45,717,118

Healthcare – 9.83%
Abbott Laboratories	63,600	3,585,132
AbbVie	60,700	5,883,044
Amgen	20,500	3,601,030
AstraZeneca ADR	208,100	6,840,247
Brookdale Senior Living †	1,141,700	12,204,773
Cardinal Health	80,100	4,741,119
Johnson & Johnson	33,600	4,681,488
Koninklijke Philips	90,257	3,499,413
Merck & Co.	126,200	6,975,074
Novartis	40,472	3,472,361
Pfizer	229,738	8,330,300
Sanofi	38,713	3,531,385

		67,345,366

Healthcare REITs – 0.36%
HCP	48,500	1,282,340
Healthcare Realty Trust	17,800	583,306
Welltower	8,900	600,394

		2,466,040

Hotel REITs – 0.92%
MGM Growth Properties	184,900	5,413,872
Sunstone Hotel Investors	54,400	909,024

		6,322,896

Industrials – 6.67%
ABB ADR	182,300	4,692,402
Deutsche Post	86,843	4,133,784
East Japan Railway	34,346	3,327,938
ITOCHU	250,889	4,361,363
Leonardo	55,769	666,719
Lockheed Martin	15,000	4,786,800
Meggitt	320,033	2,097,730

14

	Number of shares	Value (US $)
Common Stock (continued)
Industrials (continued)
MINEBEA MITSUMI	113,300	$2,259,699
Rexel	67,851	1,250,172
Teleperformance	18,940	2,801,852
United Technologies	29,900	3,631,355
Vinci	44,757	4,572,091
Waste Management	86,400	7,106,400

		45,688,305

Information Technology – 6.65%
CA	214,264	7,085,710
Canon ADR	107,900	4,140,123
Cisco Systems	191,200	7,131,760
Intel	155,700	6,981,588
International Business Machines	62,700	9,653,919
Microsoft	44,209	3,721,072
Playtech	208,706	2,373,756
Samsung Electronics	1,910	4,495,114

		45,583,042

Information Technology REITs – 0.57%
Crown Castle International	9,900	1,118,700
Equinix	6,000	2,786,940

		3,905,640

Mall REITs – 0.89%
GGP	102,400	2,406,400
Simon Property Group	22,963	3,714,265

		6,120,665

Manufactured Housing REIT – 0.09%
Sun Communities	6,600	614,196

		614,196

Materials – 1.32%
DowDuPont	98,400	7,080,864
Rio Tinto	41,171	1,949,224

		9,030,088

Multifamily REITs – 1.51%
American Homes 4 Rent	54,890	1,179,037
Equity Residential	119,210	7,965,612
Grainger	313,655	1,190,232

		10,334,881

Office REITs – 0.90%
Brandywine Realty Trust	68,900	1,187,147
Easterly Government Properties	105,700	2,239,783
Empire State Realty Trust	68,600	1,392,580

15

Schedule of investments
Delaware Wealth Builder Fund

	Number of shares	Value (US $)
Common Stock (continued)
Office REITs (continued)
Equity Commonwealth †	16,000	$480,960
VEREIT	112,400	876,720

		6,177,190

Shopping Center REITs – 1.54%
Brixmor Property Group	197,700	3,572,439
Kimco Realty	165,700	3,068,764
Retail Properties of America	65,600	856,736
Urban Edge Properties	72,700	1,857,485
Westfield	191,486	1,218,871

		10,574,295

Specialty REITs – 0.49%
Invitation Homes	57,700	1,358,835
Safety Income and Growth	108,900	1,992,870

		3,351,705

Telecommunication Services – 3.24%
AT&T	235,400	8,563,852
Century Communications =†	1,625,000	0
Mobile TeleSystems ADR	85,356	885,142
Nippon Telegraph & Telephone	61,574	3,214,410
Tele2 Class B	96,422	1,233,351
Verizon Communications	163,000	8,295,070

		22,191,825

Utilities – 1.24%
Edison International	43,000	3,494,610
National Grid	31,747	380,148
National Grid ADR	77,208	4,640,973

		8,515,731

Total Common Stock (cost $377,858,413)		413,348,444

Exchange-Traded Funds – 1.36%
ProShares Short High Yield †	72,000	1,668,240
SPDR Gold Shares †	27,300	3,306,030
VanEck Vectors High-Yield Municipal Index ETF	138,600	4,324,320

Total Exchange-Traded Funds (cost $9,498,114)		9,298,590

16

	Number of shares	Value (US $)
Limited Partnerships – 1.18%
Brookfield Infrastructure Partners	70,000	$2,998,800
Merion Champion’s Walk =p†	2,527,729	2,401,342
Merion Countryside =p†	2,249,100	2,676,879

Total Limited Partnerships (cost $7,375,963)		8,077,021

Master Limited Partnership – 0.39%
Blackstone Group	85,300	2,705,716

Total Master Limited Partnership (cost $2,305,504)		2,705,716

Convertible Preferred Stock – 2.00%
A Schulman 6.00% exercise price $52.33 y	1,428	1,344,948
AMG Capital Trust II 5.15% exercise price $200.00, maturity date 10/15/37	43,948	2,798,938
Bank of America 7.25% exercise price $50.00 y	1,335	1,759,530
El Paso Energy Capital Trust I 4.75% exercise price $50.00, maturity date 3/31/28	49,900	2,396,198
Huntington Bancshares 8.50% exercise price $11.95 y	729	1,035,180
Wells Fargo & Co. 7.50% exercise price $156.71 y	1,989	2,667,249
Welltower 6.50% exercise price $57.42 y	27,700	1,723,217

Total Convertible Preferred Stock (cost $12,677,874)		13,725,260

	Principal amount°
Commercial Mortgage-Backed Security – 0.08%
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	500,000	522,519

Total Commercial Mortgage-Backed Security (cost $528,066)		522,519

Convertible Bonds – 9.52%
Capital Goods – 1.37%
Aerojet Rocketdyne Holdings 144A 2.25% exercise price $26.00, maturity date 12/15/23 #	1,222,000	1,693,234
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	994,000	1,036,245
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	1,391,000	1,482,284
Kaman 144A 3.25% exercise price $65.26, maturity date 5/1/24 #	1,800,000	2,021,625
SolarCity 1.625% exercise price $759.35, maturity date 11/1/19	3,412,000	3,158,233

		9,391,621

17

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Communications – 1.02%
Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	1,017,000	$1,034,798
DISH Network 144A 2.375% exercise price $82.22, maturity date 3/15/24 #	2,480,000	2,425,750
3.375% exercise price $65.18, maturity date 8/15/26	1,225,000	1,371,234
Liberty Interactive 144A 1.75% exercise price $341.10, maturity date 9/30/46 #	1,533,000	1,730,374
Liberty Media 2.25% exercise price $104.55, maturity date 9/30/46	420,000	439,688

		7,001,844

Consumer Cyclical – 0.22%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	1,585,000	1,507,731

		1,507,731

Consumer Non-Cyclical – 1.93%
Brookdale Senior Living 2.75% exercise price $29.33, maturity date 6/15/18	3,305,000	3,300,869
Hologic 2.00% exercise price $31.18, maturity date 3/1/42 f	913,000	1,253,093
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	562,000	577,104
Neurocrine Biosciences 144A 2.25% exercise price $75.92, maturity date 5/15/24 #	1,323,000	1,625,636
Pacira Pharmaceuticals 144A 2.375% exercise price $66.89, maturity date 4/1/22 #	1,717,000	1,803,923
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	425,000	819,984
Vector Group 1.75% exercise price $22.35, maturity date 4/15/20 •	2,566,000	2,954,107
2.50% exercise price $14.50, maturity date 1/15/19 •	586,000	920,020

		13,254,736

Energy – 0.51%
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	2,574,000	2,503,215
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	1,000,000	968,125

		3,471,340

18

	Principal amount°	Value (US $)
Convertible Bonds (continued)
Financials – 1.29%
Ares Capital 144A 3.75% exercise price $19.39, maturity date 2/1/22 #	1,836,000	$1,880,753
Blackhawk Network Holdings 1.50% exercise price $49.83, maturity date 1/15/22	2,260,000	2,348,988
GAIN Capital Holdings 144A 5.00% exercise price $8.20, maturity date 8/15/22 #	2,116,000	2,384,467
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	2,166,000	2,236,395

		8,850,603

Industrials – 0.10%
General Cable 4.50% exercise price $30.70, maturity date 11/15/29 f	711,000	690,114

		690,114

Real Estate Investment Trusts – 1.24%
Blackstone Mortgage Trust 4.375% exercise price $35.67, maturity date 5/5/22	1,588,000	1,619,760
5.25% exercise price $27.67, maturity date 12/1/18	1,994,000	2,352,920
Spirit Realty Capital 3.75% exercise price $12.96, maturity date 5/15/21	2,499,000	2,575,544
VEREIT 3.75% exercise price $14.99, maturity date 12/15/20	1,908,000	1,975,982

		8,524,206

Technology – 1.84%
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	2,368,000	2,126,760
Ciena 3.75% exercise price $20.17, maturity date 10/15/18	1,154,000	1,381,915
Electronics For Imaging 0.75% exercise price $52.72, maturity date 9/1/19	1,088,000	1,062,840
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	1,356,000	1,559,400
PROS Holdings 2.00% exercise price $33.79, maturity date 12/1/19	2,139,000	2,189,801
Synaptics 144A 0.50% exercise price $73.02, maturity date 6/15/22 #	1,812,000	1,652,317
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	2,646,000	2,621,194

		12,594,227

Total Convertible Bonds (cost $61,798,007)		65,286,422

19

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds – 13.81%
Banking – 1.75%
Ally Financial 5.75% 11/20/25	548,000	$602,795
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	1,000,000	1,046,125
Bank of America 4.183% 11/25/27	680,000	707,048
Bank of New York Mellon 2.661% 5/16/23 µ	680,000	679,175
Credit Suisse Group 144A 6.25% #µy	560,000	609,232
Fifth Third Bancorp 2.60% 6/15/22	600,000	595,110
Goldman Sachs Group 6.00% 6/15/20	600,000	651,189
JPMorgan Chase & Co. 6.75% µy	700,000	801,367
Lloyds Banking Group 7.50% µy	415,000	471,025
Morgan Stanley 5.00% 11/24/25	600,000	656,632
PNC Financial Services Group 5.00% µy	700,000	747,250
Popular 7.00% 7/1/19	405,000	417,150
Royal Bank of Scotland Group
3.875% 9/12/23	600,000	610,622
8.625% µy	720,000	813,600
State Street 2.653% 5/15/23 µ	600,000	600,986
SunTrust Bank 2.45% 8/1/22	600,000	594,628
UBS Group 6.875% µy	720,000	799,032
Wells Fargo & Co. 2.61% (LIBOR03M + 1.23%) 10/31/23 •	600,000	616,313

		12,019,279

Basic Industry – 1.78%
Beacon Escrow 144A 4.875% 11/1/25 #	535,000	546,703
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	700,000	761,600
BMC East 144A 5.50% 10/1/24 #	318,000	329,130
Boise Cascade 144A 5.625% 9/1/24 #	585,000	618,637
Braskem Netherlands Finance 144A 4.50% 1/10/28 #	750,000	747,375
Builders FirstSource
144A 5.625% 9/1/24 #	240,000	251,100
144A 10.75% 8/15/23 #	498,000	562,740
Cemex 144A 7.75% 4/16/26 #	335,000	380,158
Chemours 5.375% 5/15/27	479,000	500,555
FMG Resources August 2006 144A 5.125% 5/15/24 #	281,000	289,430
Freeport-McMoRan 6.875% 2/15/23	714,000	780,045
Hudbay Minerals
144A 7.25% 1/15/23 #	55,000	59,056
144A 7.625% 1/15/25 #	470,000	521,113
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	198,000	223,641
Koppers 144A 6.00% 2/15/25 #	576,000	620,093
Kraton Polymers 144A 7.00% 4/15/25 #	378,000	409,185
NCI Building Systems 144A 8.25% 1/15/23 #	405,000	431,325
New Gold 144A 6.25% 11/15/22 #	185,000	191,475

20

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
NOVA Chemicals 144A 5.25% 6/1/27 #	230,000	$232,300
Novelis 144A 6.25% 8/15/24 #	647,000	684,203
Olin 5.125% 9/15/27	562,000	591,505
Steel Dynamics 5.00% 12/15/26	465,000	492,612
Summit Materials
6.125% 7/15/23	557,000	585,017
8.50% 4/15/22	120,000	133,950
US Concrete 6.375% 6/1/24	475,000	511,813
Zekelman Industries 144A 9.875% 6/15/23 #	645,000	724,013

		12,178,774

Capital Goods – 0.48%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	475,000	505,922
BWAY Holding
144A 5.50% 4/15/24 #	521,000	544,445
144A 7.25% 4/15/25 #	415,000	431,081
John Deere Capital 2.15% 9/8/22	600,000	589,827
Siemens Financieringsmaatschappij 144A 3.125% 3/16/24 #	630,000	640,695
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	240,000	264,000
TransDigm 6.375% 6/15/26	332,000	337,810

		3,313,780

Consumer Cyclical – 0.76%
AMC Entertainment Holdings 6.125% 5/15/27	539,000	536,979
American Tire Distributors 144A 10.25% 3/1/22 #	221,000	227,077
Boyd Gaming 6.375% 4/1/26	622,000	679,535
Ford Motor Credit 3.096% 5/4/23	480,000	476,649
JC Penney 8.125% 10/1/19	157,000	159,355
MGM Resorts International 4.625% 9/1/26	562,000	576,050
Mohegan Gaming & Entertainment 144A 7.875% 10/15/24 #	751,000	794,183
Penn National Gaming 144A 5.625% 1/15/27 #	507,000	527,280
Penske Automotive Group 5.50% 5/15/26	779,000	794,580
Scientific Games International 10.00% 12/1/22	382,000	422,110

		5,193,798

Consumer Non-Cyclical – 0.80%
Becton Dickinson 3.363% 6/6/24	680,000	680,585
Cott Holdings 144A 5.50% 4/1/25 #	627,000	647,691
ESAL 144A 6.25% 2/5/23 #	1,000,000	960,950
JBS USA 144A 5.75% 6/15/25 #	548,000	537,725
Pernod Ricard 144A 4.45% 1/15/22 #	500,000	533,746
Post Holdings 144A 5.00% 8/15/26 #	286,000	284,213

21

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Post Holdings 144A 5.75% 3/1/27 #	284,000	$291,810
Shire Acquisitions Investments Ireland 2.875% 9/23/23	600,000	587,871
Tempur Sealy International 5.50% 6/15/26	369,000	378,686
Thermo Fisher Scientific 3.00% 4/15/23	600,000	602,909

		5,506,186

Energy – 2.41%
Alta Mesa Holdings 7.875% 12/15/24	553,000	612,447
AmeriGas Partners 5.875% 8/20/26	594,000	619,245
Andeavor Logistics 5.25% 1/15/25	461,000	486,931
Antero Resources 5.625% 6/1/23	331,000	346,722
Cheniere Corpus Christi Holdings
144A 5.125% 6/30/27 #	23,000	23,834
5.875% 3/31/25	318,000	345,825
7.00% 6/30/24	235,000	267,900
Chesapeake Energy
144A 8.00% 12/15/22 #	124,000	132,525
144A 8.00% 1/15/25 #	175,000	174,344
Crestwood Midstream Partners 5.75% 4/1/25	484,000	500,335
Ecopetrol 7.375% 9/18/43	500,000	591,250
Energy Transfer 5.875% 3/1/22	600,000	657,324
Genesis Energy 6.75% 8/1/22	662,000	687,454
Gulfport Energy 6.625% 5/1/23	590,000	606,225
Hilcorp Energy I
144A 5.00% 12/1/24 #	250,000	251,875
144A 5.75% 10/1/25 #	182,000	188,425
Laredo Petroleum 6.25% 3/15/23	594,000	613,305
MPLX 4.875% 12/1/24	600,000	645,236
Murphy Oil 6.875% 8/15/24	700,000	755,125
Murphy Oil USA 5.625% 5/1/27	479,000	504,147
Newfield Exploration 5.375% 1/1/26	493,000	527,510
NuStar Logistics 5.625% 4/28/27	493,000	499,163
Oasis Petroleum 6.875% 3/15/22	304,000	310,460
ONEOK 7.50% 9/1/23	545,000	651,891
Petrobras Global Finance 7.25% 3/17/44	400,000	418,500
Petroleos Mexicanos
6.75% 9/21/47	750,000	795,075
144A 6.75% 9/21/47 #	60,000	63,606
QEP Resources 5.625% 3/1/26	150,000	152,795
Raizen Fuels Finance 144A 5.30% 1/20/27 #	900,000	946,350
Sabine Pass Liquefaction 5.75% 5/15/24	600,000	666,452

22

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Southwestern Energy
4.10% 3/15/22	281,000	$277,487
6.70% 1/23/25	557,000	580,673
Targa Resources Partners 5.375% 2/1/27	442,000	454,707
Transocean 144A 9.00% 7/15/23 #	498,000	539,707
Transocean Proteus 144A 6.25% 12/1/24 #	241,300	254,873
WildHorse Resource Development 6.875% 2/1/25	381,000	389,614

		16,539,337

Financials – 0.43%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	440,000	481,800
Air Lease 3.625% 4/1/27	600,000	597,811
E*TRADE Financial 5.875% µy	530,000	565,113
International Lease Finance 8.625% 1/15/22	600,000	726,293
Jefferies Group 5.125% 1/20/23	500,000	542,388

		2,913,405

Healthcare – 0.79%
Air Medical Group Holdings 144A 6.375% 5/15/23 #	709,000	693,047
Change Healthcare Holdings 144A 5.75% 3/1/25 #	585,000	594,506
DaVita 5.00% 5/1/25	334,000	335,252
HCA
5.375% 2/1/25	549,000	570,960
5.875% 2/15/26	309,000	329,471
7.58% 9/15/25	219,000	251,302
HealthSouth
5.75% 11/1/24	580,000	595,950
5.75% 9/15/25	244,000	254,370
Hill-Rom Holdings
144A 5.00% 2/15/25 #	217,000	221,883
144A 5.75% 9/1/23 #	272,000	286,280
inVentiv Group Holdings 144A 7.50% 10/1/24 #	163,000	179,707
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	403,000	433,729
Tenet Healthcare
144A 5.125% 5/1/25 #	335,000	324,531
8.125% 4/1/22	336,000	333,900

		5,404,888

Insurance – 0.34%
HUB International 144A 7.875% 10/1/21 #	811,000	844,454
Nuveen Finance 144A 4.125% 11/1/24 #	600,000	632,483
USIS Merger Sub 144A 6.875% 5/1/25 #	843,000	855,645

		2,332,582

23

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media – 1.02%
CCO Holdings
144A 5.50% 5/1/26 #	41,000	$41,922
144A 5.75% 2/15/26 #	203,000	211,120
144A 5.875% 5/1/27 #	659,000	686,876
Cequel Communications Holdings I 144A 7.75% 7/15/25 #	465,000	497,550
CSC Holdings 144A 10.875% 10/15/25 #	760,000	901,330
Gray Television 144A 5.875% 7/15/26 #	613,000	623,727
Lamar Media 5.75% 2/1/26	453,000	488,107
Nexstar Broadcasting 144A 5.625% 8/1/24 #	746,000	764,650
Radiate Holdco 144A 6.625% 2/15/25 #	562,000	539,520
SFR Group 144A 7.375% 5/1/26 #	710,000	717,987
Sinclair Television Group 144A 5.125% 2/15/27 #	557,000	545,860
Sirius XM Radio 144A 5.375% 4/15/25 #	461,000	485,917
Tribune Media 5.875% 7/15/22	433,000	443,825

		6,948,391

Real Estate Investment Trusts – 0.53%
American Tower 4.00% 6/1/25	600,000	619,609
ESH Hospitality 144A 5.25% 5/1/25 #	424,000	432,480
GEO Group
5.875% 1/15/22	1,500,000	1,554,375
6.00% 4/15/26	336,000	350,280
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	488,000	513,620
Starwood Property Trust 144A 4.75% 3/15/25 #	160,000	160,000

		3,630,364

Services – 0.72%
Advanced Disposal Services 144A 5.625% 11/15/24 #	544,000	563,040
Ashtead Capital 144A 4.375% 8/15/27 #	590,000	602,166
Avis Budget Car Rental 144A 6.375% 4/1/24 #	244,000	251,930
Covanta Holding 5.875% 7/1/25	548,000	549,370
Herc Rentals 144A 7.75% 6/1/24 #	491,000	540,149
KAR Auction Services 144A 5.125% 6/1/25 #	240,000	248,700
Prime Security Services Borrower 144A 9.25% 5/15/23 #	1,046,000	1,157,137
Team Health Holdings 144A 6.375% 2/1/25 #	424,000	385,840
United Rentals North America 5.50% 5/15/27	613,000	651,313

		4,949,645

Technology & Electronics – 0.35%
Apple 2.10% 9/12/22	600,000	589,379
CDK Global 5.00% 10/15/24	161,000	168,633
CDW Finance 5.00% 9/1/25	281,000	295,050
Infor US 6.50% 5/15/22	447,000	462,645

24

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	285,000	$311,363
Solera 144A 10.50% 3/1/24 #	313,000	353,690
Symantec 144A 5.00% 4/15/25 #	180,000	189,000

		2,369,760

Telecommunications – 0.98%
AT&T 3.90% 8/14/27	600,000	597,010
CenturyLink 6.75% 12/1/23	410,000	396,552
Cincinnati Bell 144A 7.00% 7/15/24 #	224,000	217,840
Crown Castle International 5.25% 1/15/23	680,000	747,413
CyrusOne 144A 5.375% 3/15/27 #	498,000	522,900
Digicel Group 144A 7.125% 4/1/22 #	1,250,000	1,133,900
Level 3 Financing 5.375% 5/1/25	428,000	430,268
Myriad International Holdings 144A 4.85% 7/6/27 #	635,000	658,622
Sprint
7.125% 6/15/24	742,000	771,216
7.875% 9/15/23	10,000	10,800
Telecom Italia 144A 5.303% 5/30/24 #	200,000	214,060
T-Mobile USA
6.375% 3/1/25	166,000	178,608
6.50% 1/15/26	180,000	197,717
Zayo Group 6.375% 5/15/25	627,000	665,404

		6,742,310

Transportation – 0.09%
XPO Logistics 144A 6.125% 9/1/23 #	603,000	639,180

		639,180

Utilities – 0.58%
AES 6.00% 5/15/26	88,000	95,920
Calpine 5.75% 1/15/25	230,000	222,525
DTE Energy 2.85% 10/1/26	525,000	504,920
Dynegy
7.375% 11/1/22	290,000	310,662
144A 8.00% 1/15/25 #	184,000	203,320
Emera 6.75% 6/15/76 µ	500,000	565,000
Enel 144A 8.75% 9/24/73 #µ	200,000	247,750
Enel Finance International 144A 3.625% 5/25/27 #	480,000	472,893

25

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Exelon 3.497% 6/1/22	600,000	$614,707
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	700,000	748,351

		3,986,048

Total Corporate Bonds (cost $92,215,139)		94,667,727

Leveraged Non-Recourse Security – 0.00%
JPMorgan Fixed Income Pass Through Trust Auction Series 2007-C 144A 0.235% 1/15/87 #♦†	1,300,000	0

Total Leveraged Non-Recourse Security (cost $1,105,000)		0

Municipal Bonds – 4.38%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue
(City Center Refunding Project) 144A 5.00% 5/1/42 #	500,000	535,625
Arizona Industrial Development Authority
(American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	1,000,000	1,072,950
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	1,250,000	1,190,637
Series A-2 6.00% 6/1/42	1,000,000	956,080
Series A-2 6.50% 6/1/47	250,000	248,753
California State
(Various Purposes) 5.00% 11/1/43	1,000,000	1,143,590
California Statewide Communities Development Authority
(California Baptist University) Series A 6.375% 11/1/43	1,000,000	1,160,900
City of Apple Valley, Minnesota
(Minnesota Senior Living Project) Series 2016 D 7.25% 1/1/52	1,000,000	1,004,530
City of Chicago, Illinois
(General Obligation Bonds Project) Series 2005D 5.50% 1/1/40	1,000,000	1,078,820
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.25% 1/1/45	1,250,000	1,350,275
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	500,000	501,945
Cuyahoga County, Ohio (Metrohealth System)
5.00% 2/15/57	1,000,000	1,061,240
Series 2017 5.50% 2/15/57	1,000,000	1,105,500

26

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Dallas/Fort Worth International Airport, Texas
Series H 5.00% 11/1/42 (AMT)	1,000,000	$1,087,840
Dominion Water & Sanitation District, Colorado 6.00% 12/1/46	1,000,000	1,042,290
Golden State, California Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.125% 6/1/47	1,000,000	1,000,000
Illinois State
Series A 5.00% 4/1/38	100,000	103,198
Lower Alabama Gas District
Series 2016 A 5.00% 9/1/46	1,000,000	1,232,880
Mississippi Business Finance Commission
(Chevron USA) Series G 0.91% 11/1/35 •	450,000	450,000
M-S-R Energy Authority, California
Series 2009 C 6.50% 11/1/39	1,000,000	1,419,660
New Jersey Transportation Trust Fund Authority
(Transportation Program Bonds) Series AA 5.00% 6/15/44	1,000,000	1,073,600
New York City Industrial Development Agency
(Brooklyn Navy Yard Cogeneration Partners, LP Project) 5.75% 10/1/36	750,000	749,580
New York Liberty Development Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	1,000,000	1,265,810
(World Trade Center Project) Class 1-3 144A 5.00% 11/15/44 #	1,000,000	1,075,810
New York State Thruway Authority
Series J 5.00% 1/1/41	1,000,000	1,102,120
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	65,000	78,368
Series A 7.50% 6/1/49	325,000	394,017
Public Authority for Colorado Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	1,000,000	1,407,450
Public Finance Authority, Wisconsin
(Marys Woods at Marylhurst Project) Series 2017 A 144A 5.25% 5/15/47 #	1,000,000	1,085,230
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	1,000,000	1,220,900
Tobacco Settlement Financing, New Jersey
Series 1A 5.00% 6/1/41	1,000,000	966,470
Utility Debt Securitization Authority, New York
(Restructuring) Series TE 5.00% 12/15/41	750,000	858,870

Total Municipal Bonds (cost $28,474,502)		30,024,938

27

Schedule of investments
Delaware Wealth Builder Fund

	Principal amount°	Value (US $)
Regional Bond – 0.08%Δ
Argentina – 0.08%
Provincia de Cordoba 144A 7.125% 8/1/27 #	500,000	$533,125

Total Regional Bond (cost $492,500)		533,125

Loan Agreements – 0.17%
Kronos 2nd Lien 9.25% (LIBOR03M + 8.25%) 11/1/24 •	570,000	590,306
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23 •	558,315	566,254

Total Loan Agreements (cost $1,048,950)		1,156,560

Sovereign Bonds – 0.59%Δ
Indonesia – 0.59%
Indonesia Government International Bond
144A 5.125% 1/15/45 #	1,500,000	1,650,284
144A 6.75% 1/15/44 #	1,800,000	2,381,072

Total Sovereign Bonds (cost $3,659,250)		4,031,356

US Treasury Obligations – 1.75%
US Treasury Inflation Indexed Bond
0.125% 4/15/22	7,104,300	7,039,278
US Treasury Notes
1.875% 7/31/22	2,185,000	2,160,290
2.25% 8/15/27	2,810,000	2,766,093

Total US Treasury Obligations (cost $12,095,652)		11,965,661

	Number of shares
Preferred Stock – 1.12%
Bank of America 6.50% µy	595,000	677,616
Colony NorthStar 8.50% y	32,800	839,352
Federal Home Loan Mortgage 6.02% y	40,000	196,000
General Electric 5.00% µy	700,000	716,625
GMAC Capital Trust I 7.201%(LIBOR03M + 5.785%) •	17,000	444,040
LaSalle Hotel Properties 6.375% y	46,295	1,167,560
Sabra Health Care REIT 7.125% y	41,681	1,060,782
Taubman Centers 6.50% y	68,477	1,732,468
Vornado Realty Trust 6.625% y	33,314	857,502

Total Preferred Stock (cost $8,362,659)		7,691,945

28

	Number of shares	Value (US $)
Warrant – 0.00%
Wheeler Real Estate Investment Trust strike price $44, expiration date 4/29/19 †	43,188	$1,311

Total Warrant (cost $358)		1,311

	Principal amount°
Short-Term Investments – 2.67%
Discount Notes – 0.45%≠
Federal Farm Credit 1.00% 12/6/17	1,100,672	1,100,496
Federal Home Loan Bank 1.07% 12/21/17	1,964,197	1,962,942

		3,063,438

Repurchase Agreements – 1.82%
Bank of America Merrill Lynch 0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $2,059,254 (collateralized by US government obligations 2.250% 12/31/23; market value $2,100,383)	2,059,199	2,059,199
Bank of Montreal 0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $5,148,128 (collateralized by US government obligations 0.00%-3.50% 1/2/18-5/15/47; market value $5,250,958)	5,147,996	5,147,996
BNP Paribas 1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $5,266,114 (collateralized by US government obligations 0.00%-3.625% 3/31/18-2/15/46; market value $5,371,287)	5,265,968	5,265,968

		12,473,163

US Treasury Obligation – 0.40%≠
US Treasury Bill 0.93% 12/7/17	2,751,680	2,751,237

		2,751,237

Total Short-Term Investments (cost $18,287,965)		18,287,838

Total Value of Securities – 99.41% (cost $637,783,916)		$681,324,433

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2017, the aggregate value of Rule 144A securities was $71,877,537, which represents 91.11% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

29

Schedule of investments
Delaware Wealth Builder Fund

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2017. Rate will reset at a future date.

p	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2017, the aggregate value of restricted securities was $5,078,221, which represented 0.74% of the Fund’s net assets. See table below for additional details on restricted securities.

y	No contractual maturity date.

†	Non-income producing security.

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Nov. 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2017.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Merion Champion’s Walk	8/4/17	$2,527,729	$2,401,342
Merion Countryside	5/11/16	1,772,850	2,476,113
Merion Countryside	4/7/17	158,834	200,766

Total		$4,459,413	$5,078,221

The following futures contracts and swap contracts were outstanding at Nov. 30, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation
(100)	E-mini S&P 500 Index	$(13,239,500)	$(12,304,467)	12/18/17	$(935,033)
(20)	Euro-Bund	(3,873,550)	(3,868,722)	12/8/17	(4,828)

Total Futures Contracts			$(16,173,189)		$(939,861)

30

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]
Centrally Cleared/ Protection Purchased:
CDX.NA.HY.28[5] 6/20/22- Quarterly	8,415,000	5.00%	$(712,271)	$(508,753)	$(203,518)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A Credit Default Swap (CDS) contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in US dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(70,956).

5Markit’s CDX.NA.HY Index is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

ETF – Exchange-Traded Fund

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

REIT – Real Estate Investment Trust

SPDR – S&P Depository Receipts

S&P – Standard & Poor’s

See accompanying notes, which are an integral part of the financial statements.

31

Statement of assets and liabilities
Delaware Wealth Builder Fund	November 30, 2017

Assets:
Investments, at value[1]	$663,036,595
Short-term investments, at value[2]	18,287,838
Cash collateral due from broker	1,530,698
Foreign currencies, at value[3]	124,203
Receivable for securities sold	8,292,856
Dividends and interest receivable	3,813,948
Receivable for fund shares sold	310,494
Foreign tax reclaims receivable	252,189
Other assets[4]	270,461

Total assets	695,919,282

Liabilities:
Cash due to custodian	224,443
Payable for securities purchased	6,349,839
Payable for fund shares redeemed	1,221,842
Upfront payments received on centrally cleared credit default swap contracts	508,753
Contingent liabilities[4]	901,538
Investment management fees payable to affiliates	358,417
Other accrued expenses	273,982
Distribution fees payable to affiliates	240,538
Unrealized depreciation on centrally cleared credit default swap contracts	193,556
Variation margin due to broker on futures contracts	119,710
Swap payments payable	84,150
Audit and tax fees payable	45,119
Dividend disbursing and transfer agent fees and expenses payable to affiliates	11,083
Variation margin due to broker on centrally cleared credit default swap contracts	9,962
Trustees’ fees and expenses payable	4,722
Legal fees payable to affiliates	2,621
Accounting and administration expenses payable to affiliates	2,473
Reports and statements to shareholders expenses payable to affiliates	515

Total liabilities	10,553,263

Total Net Assets	$685,366,019

32

Net Assets Consist of:
Paid-in capital	$643,979,060
Undistributed net investment income	125,078
Accumulated net realized loss on investments	(1,075,667)
Net unrealized appreciation of investments	43,540,517
Net unrealized appreciation of foreign currencies	11,366
Net unrealized depreciation of futures contracts	(939,861)
Net unrealized depreciation of swap contracts	(274,474)

Total Net Assets	$685,366,019

Net Asset Value
Class A:
Net assets	$256,156,980
Shares of beneficial interest outstanding, unlimited authorization, no par	17,515,233
Net asset value per share	$14.62
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$15.51

Class C:
Net assets	$225,603,888
Shares of beneficial interest outstanding, unlimited authorization, no par	15,402,946
Net asset value per share	$14.65

Class R:
Net assets	$2,320,133
Shares of beneficial interest outstanding, unlimited authorization, no par	158,668
Net asset value per share	$14.62

Institutional Class:
Net assets	$201,285,018
Shares of beneficial interest outstanding, unlimited authorization, no par	13,762,863
Net asset value per share	$14.63

[1]Investments, at cost	$619,495,951
[2]Short-term investments, at cost	18,287,965
[3]Foreign currencies, at cost	121,695
[4]See Note 13 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

33

Statement of operations
Delaware Wealth Builder Fund	Year ended November 30, 2017

Investment Income:
Dividends	$14,581,289
Interest	11,542,629

Foreign tax withheld	(382,225)

25,741,693
Expenses:
Management fees	4,534,202
Distribution expenses – Class A	652,068
Distribution expenses – Class C	2,586,082
Distribution expenses – Class R	13,604
Dividend disbursing and transfer agent fees and expenses	760,474
Accounting and administration expenses	195,219
Reports and statements to shareholders expenses	99,757
Registration fees	98,302
Legal fees	70,625
Custodian fees	53,050
Audit and tax fees	46,477
Trustees’ fees and expenses	34,288
Other	48,026

Expenses before dividends on short sales and interest expense	9,192,174
Dividends on short sales	45,708
Interest expense	17,481
Less expenses paid indirectly	(1,577)

Total operating expenses	9,253,786

Net Investment Income	16,487,907

34

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$30,942,669
Foreign currencies	(78,196)
Foreign currency exchange contracts	5,766
Futures contracts	(1,946,206)
Options written	182,198
Swap contracts	(2,659,801)

Net realized gain	26,446,430

Net change in unrealized appreciation (depreciation) of:
Investments	23,310,144
Foreign currencies	23,159
Futures contracts	(527,328)
Swap contracts	326,667

Net change in unrealized appreciation (depreciation)	23,132,642

Net Realized and Unrealized Gain	49,579,072

Net Increase in Net Assets Resulting from Operations	$66,066,979

See accompanying notes, which are an integral part of the financial statements.

35

Statements of changes in net assets
Delaware Wealth Builder Fund

	Year ended
	11/30/17	11/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,487,907	$12,559,405
Net realized gain	26,446,430	43,044,377
Net change in unrealized appreciation (depreciation)	23,132,642	(17,887,444)

Net increase in net assets resulting from operations	66,066,979	37,716,338

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,460,107)	(6,544,736)
Class C	(4,557,137)	(4,596,337)
Class R	(61,239)	(64,863)
Institutional Class	(5,303,643)	(3,529,165)

	(16,382,126)	(14,735,101)

Capital Share Transactions:
Proceeds from shares sold:
Class A	50,478,605	30,811,710
Class C	17,815,034	25,224,706
Class R	722,521	1,314,817
Institutional Class	96,767,403	52,653,116

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,003,456	6,008,137
Class C	4,192,231	4,161,832
Class R	60,760	64,187
Institutional Class	4,701,398	3,143,589

	180,741,408	123,382,094

36

	Year ended
	11/30/17	11/30/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(89,148,963)	$(67,789,081)
Class C	(97,966,095)	(54,862,783)
Class R	(1,866,979)	(1,945,677)
Institutional Class	(62,703,837)	(56,664,420)

	(251,685,874)	(181,261,961)

Decrease in net assets derived from capital share transactions	(70,944,466)	(57,879,867)

Net Decrease in Net Assets	(21,259,613)	(34,898,630)

Net Assets:
Beginning of year	706,625,632	741,524,262

End of year	$685,366,019	$706,625,632

Undistributed net investment income	$125,078	$167,167

See accompanying notes, which are an integral part of the financial statements.

37

Financial highlights

Delaware Wealth Builder Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of expenses to average net assets prior to fees waived[3,5]
Ratio of net investment income to average net assets[6]
Ratio of net investment income to average net assets prior to fees waived[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2017 and 2016 were 1.09% and 1.12%, respectively.
[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2017 and 2016 were 2.51% and 2.05%, respectively.

See accompanying notes, which are an integral part of the financial statements.

38

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$13.64	$13.16	$13.73	$12.81	$10.94

0.36	0.27	0.32	0.31	0.32
0.98	0.52	(0.58)	0.92	1.85

1.34	0.79	(0.26)	1.23	2.17

(0.36)	(0.31)	(0.31)	(0.31)	(0.30)

(0.36)	(0.31)	(0.31)	(0.31)	(0.30)

$14.62	$13.64	$13.16	$13.73	$12.81

9.90%	6.11%	(1.91%)	9.74%	20.07%

$256,157	$270,324	$291,876	$315,098	$297,117
1.09%	1.13%	1.10%	1.10%	1.12%
1.09%	1.13%	1.10%	1.10%	1.16%
2.51%	2.04%	2.38%	2.35%	2.62%
2.51%	2.04%	2.38%	2.35%	2.58%
81%	102%	67%	56%	51%

39

Financial highlights

Delaware Wealth Builder Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4,5]
Ratio of net investment income to average net assets[4,6]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[5]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2017 and 2016 were 1.84% and 1.87%, respectively.
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2017 and 2016 were 1.76% and 1.30%, respectively.

See accompanying notes, which are an integral part of the financial statements.

40

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$13.66	$13.18	$13.75	$12.83	$10.96

0.25	0.17	0.22	0.21	0.23
0.99	0.52	(0.58)	0.92	1.85

1.24	0.69	(0.36)	1.13	2.08

(0.25)	(0.21)	(0.21)	(0.21)	(0.21)

(0.25)	(0.21)	(0.21)	(0.21)	(0.21)

$14.65	$13.66	$13.18	$13.75	$12.83

9.13%	5.30%	(2.63%)	8.90%	19.13%

$225,604	$283,243	$298,833	$308,975	$254,961
1.84%	1.88%	1.85%	1.85%	1.87%
1.76%	1.29%	1.63%	1.60%	1.87%
81%	102%	67%	56%	51%

41

Financial highlights

Delaware Wealth Builder Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of expenses to average net assets prior to fees waived[3,5]
Ratio of net investment income to average net assets[6]
Ratio of net investment income to average net assets prior to fees waived[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the year ended Nov. 30, 2017 and 2016 were 1.34% and 1.37%, respectively.
[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the year ended Nov. 30, 2017 and 2016 were 2.26% and 1.80%, respectively.

See accompanying notes, which are an integral part of the financial statements.

42

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$13.63	$13.16	$13.73	$12.81	$10.94

0.32	0.24	0.29	0.28	0.28
0.99	0.51	(0.58)	0.92	1.86

1.31	0.75	(0.29)	1.20	2.14

(0.32)	(0.28)	(0.28)	(0.28)	(0.27)

(0.32)	(0.28)	(0.28)	(0.28)	(0.27)

$14.62	$13.63	$13.16	$13.73	$12.81

9.70%	5.76%	(2.15%)	9.46%	19.77%

$2,320	$3,229	$3,682	$3,983	$3,030
1.34%	1.38%	1.35%	1.35%	1.37%
1.34%	1.38%	1.35%	1.35%	1.46%
2.26%	1.79%	2.13%	2.10%	2.37%
2.26%	1.79%	2.13%	2.10%	2.28%
81%	102%	67%	56%	51%

43

Financial highlights

Delaware Wealth Builder Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4,5]
Ratio of net investment income to average net assets[4,6]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[5]	The ratios of expenses to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2017 and 2016 were 0.84% and 0.87%, respectively.
[6]	The ratios of net investment income to average net assets excluding interest expense and dividend expense for the years ended Nov. 30, 2017 and 2016 were 2.76% and 2.30%, respectively.

See accompanying notes, which are an integral part of the financial statements.

44

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$13.64	$13.16	$13.73	$12.81	$10.94

0.39	0.30	0.36	0.35	0.35
0.99	0.52	(0.58)	0.92	1.85

1.38	0.82	(0.22)	1.27	2.20

(0.39)	(0.34)	(0.35)	(0.35)	(0.33)

(0.39)	(0.34)	(0.35)	(0.35)	(0.33)

$14.63	$13.64	$13.16	$13.73	$12.81

10.24%	6.37%	(1.66%)	10.01%	20.37%

$201,285	$149,830	$147,133	$149,914	$61,809
0.84%	0.88%	0.85%	0.85%	0.87%
2.76%	2.29%	2.63%	2.60%	2.87%
81%	102%	67%	56%	51%

45

Notes to financial statements
Delaware Wealth Builder Fund	November 30, 2017

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Wealth Builder Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the

46

mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). The foregoing valuation policies apply to restricted and unrestricted policies.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds – The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

47

Notes to financial statements
Delaware Wealth Builder Fund

1. Significant Accounting Policies (continued)

Short Sales – The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration or for such other purposes consistent with the Fund’s investment objectives and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums

48

on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gain (loss) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included in “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $803 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included in “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $774 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from

49

Notes to financial statements
Delaware Wealth Builder Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Dec. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept.1, 2017, the Fund entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Nov. 30, 2017, the Fund was charged $32,670 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2017, the Fund was charged $141,812 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fees of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $27,347 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2017, DDLP earned $59,521 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2017, DDLP received gross CDSC commissions of $628 and

50

$17,282 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Fund engaged in securities purchases of $40,343,547, and sales of $24,287,585, which resulted in net realized gains of $310,122.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases other than US government securities	$456,804,580
Purchases of US government securities	81,461,730
Sales other than US government securities	486,938,633
Sales of US government securities	90,704,883

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:

Cost of investments and derivatives	$640,852,502

Aggregate unrealized appreciation of investments and derivatives	$58,758,802
Aggregate unrealized depreciation of investments and derivatives	(19,430,250)

Net unrealized appreciation of investments and derivatives	$39,328,552

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or

51

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

52

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stock
Consumer Discretionary	$15,478,712	$19,610,241	$—	$35,088,953
Consumer Staples	33,820,477	9,124,535	—	42,945,012
Diversified REITs	923,678	—	—	923,678
Energy	37,822,278	2,629,540	—	40,451,818
Financials	24,644,473	21,072,645	—	45,717,118
Healthcare	56,842,207	10,503,159	—	67,345,366
Healthcare REITs	2,466,040	—	—	2,466,040
Hotel REITs	6,322,896	—	—	6,322,896
Industrials	20,216,957	25,471,348	—	45,688,305
Information Technology	41,087,928	4,495,114	—	45,583,042
Information Technology REITs	3,905,640	—	—	3,905,640
Mall REITs	6,120,665	—	—	6,120,665
Manufactured Housing REIT	614,196	—	—	614,196
Materials	7,080,864	1,949,224	—	9,030,088
Multifamily REITs	9,144,649	1,190,232	—	10,334,881
Office REITs	6,177,190	—	—	6,177,190
Shopping Center REITs	9,355,424	1,218,871	—	10,574,295
Specialty REITs	3,351,705	—	—	3,351,705
Telecommunication Services	17,744,064	4,447,761	—	22,191,825
Utilities	8,135,583	380,148	—	8,515,731
Exchange-Traded Funds	9,298,590	—	—	9,298,590
Limited Partnerships[1]	2,998,800	—	5,078,221	8,077,021
Master Limited Partnerships	2,705,716	—	—	2,705,716
Convertible Preferred Stock[1]	5,154,595	8,570,665	—	13,725,260
Commercial Mortgage-Backed Security	—	522,519	—	522,519
Corporate Debt	—	159,954,149	—	159,954,149
Leveraged Non-Recourse Security	—	—	—	—
Municipal Bonds	—	30,024,938	—	30,024,938
Loan Agreements	—	1,156,560	—	1,156,560
Foreign Debt	—	4,564,481	—	4,564,481
US Treasury Obligations	—	11,965,661	—	11,965,661
Preferred Stock[1]	6,101,704	1,590,241	—	7,691,945
Warrant	1,311	—	—	1,311
Short-Term Investments	—	18,287,838	—	18,287,838

Total Value of Securities	$337,516,342	$338,729,870	$5,078,221	$681,324,433

53

Notes to financial statements
Delaware Wealth Builder Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Derivatives
Liabilities:
Futures Contracts	(939,861)	—	—	(939,861)
Swap Contracts	—	(203,518)	—	(203,518)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Limited Partnerships	37.13%	—	62.87%	100.00%
Convertible Preferred Stock	37.56%	62.44%	—	100.00%
Preferred Stock	79.33%	20.67%	—	100.00%

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary income	$16,382,126	$14,735,101

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows

Shares of beneficial interest	$643,979,060
Undistributed ordinary income	208,180
Undistributed long-term capital gains	2,481,303
Other temporary differences	(631,076)
Net unrealized appreciation of investments, foreign currencies, and derivatives	39,328,552

Net assets	$685,366,019

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and straddles, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, deemed dividend income, and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, CDS contracts, contingent payment debt instruments, deemed dividend income, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2017, the Fund recorded the following reclassifications:

Undistributed net investment income	$(147,870)
Accumulated net realized loss	147,941
Paid-in capital	(71)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $23,092,014 was utilized in 2017.

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Notes to financial statements
Delaware Wealth Builder Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/17	11/30/16
Shares sold:
Class A	3,558,392	2,317,705
Class C	1,260,578	1,893,941
Class R	49,560	99,479
Institutional Class	6,849,903	3,931,480

Shares issued upon reinvestment of dividends and distributions:
Class A	423,219	453,857
Class C	295,329	314,238
Class R	4,288	4,841
Institutional Class	331,025	237,208

	12,772,294	9,252,749

Shares redeemed:
Class A	(6,290,900)	(5,119,331)
Class C	(6,895,030)	(4,134,665)
Class R	(132,046)	(147,220)
Institutional Class	(4,406,185)	(4,357,519)

	(17,724,161)	(13,758,735)

Net decrease	(4,951,867)	(4,505,986)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
11/30/17	1,609,809	119,691	10,386	1,718,180	$24,317,380
11/30/16	75,523	6,282	408	81,403	1,113,615

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The

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Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of Nov. 30, 2017, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2017, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the

57

Notes to financial statements
Delaware Wealth Builder Fund

8. Derivatives (continued)

difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Nov. 30, 2017, the Fund posted $509,000 in cash as margin for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2017, the Fund used futures contracts to hedge currency risks associated with the Fund’s investments.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no open written option contracts at Nov. 30, 2017.

During the year ended Nov. 30, 2017, the Fund used options contracts to receive premiums for writing options.

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Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2017, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2017, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2017, the Fund used CDS contracts to hedge against credit events.

59

Notes to financial statements
Delaware Wealth Builder Fund

8. Derivatives (continued)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Nov. 30, 2017, the Fund posted $1,021,698 in cash collateral for open centrally cleared CDS contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2017 were as follows:

		Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Credit Contracts	Equity Contracts	Total
Variation margin due to broker on futures contracts*	—	$939,861	$939,861
Variation margin due to broker on centrally cleared credit default swap contracts	9,962	—	9,962
Unrealized depreciation on centrally cleared credit default swap contracts	193,556	—	193,556

Total	$203,518	$939,861	$1,143,379

*Includes cumulative appreciation/depreciation of futures contracts from the date the contracts were opened through Nov. 30, 2017. Only current day variation margin is reported on the “Statement of assets and liabilities.”

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The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2017 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Swap Contracts	Total
Currency contracts	$5,766	$—	$—	$—	$5,766
Equity contracts	—	(1,946,206)	182,198	—	(1,764,008)
Credit contracts	—	—	—	(2,659,801)	(2,659,801)

Total	$5,766	$(1,946,206)	$182,198	$(2,659,801)	$(4,418,043)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures Contracts	Swap Contracts	Total
Equity contracts	$(527,328)	$—	$(527,328)
Credit contracts	—	326,667	326,667

Total	$(527,328)	$326,667	$(200,661)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2017.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$443,072	$150,907
Futures contracts (average notional value)	—	15,411,949
Options contracts (average notional value)	—	2,129
CDS contracts (average notional value)*	27,546,171	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

61

Notes to financial statements
Delaware Wealth Builder Fund

9. Offsetting (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$2,059,199	$(2,059,199)	$—	$(2,059,199)	$—
Bank of Montreal	5,147,996	(5,147,996)	—	(5,147,996)	—
BNP Paribas	5,265,968	(5,265,968)	—	(5,265,968)	—

Total	$12,473,163	$(12,473,163)	$—	$(12,473,163)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2017.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and

62

Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

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Notes to financial statements
Delaware Wealth Builder Fund

11. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These

64

commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and restricted securities held by the Fund have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice may lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of

65

Notes to financial statements
Delaware Wealth Builder Fund

13. General Motors Term Loan Litigation (continued)

$901,538 and an asset of $270,461 based on the expected recoveries to unsecured creditors as of Nov. 30, 2017 that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

14. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

15. Subsequent Events

On Aug. 16, 2017, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended), of Delaware Foundation Growth Allocation Fund (the “Acquired Fund”), a series of Delaware Group Foundation Funds (the “Board”), approved a proposal to reorganize the Acquired Fund with and into Delaware Wealth Builder Fund (the “Acquiring Fund”), a series of Delaware Group Equity Funds V (the “Reorganization”). This proposal is not subject to shareholder approval.

The Board has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Reorganization.

Effective as of the close of business on Nov. 22, 2017, the Acquired Fund was closed to new investors. In mid-October 2017, Acquired Fund shareholders received an information statement/prospectus providing them with information about the Reorganization and the Acquiring Fund. The Reorganization took place on Dec. 15, 2017. Additionally, the Acquired Fund continued to accept purchases from existing shareholders (including reinvested dividends and capital gains) until three business days before the Reorganization.

Management has determined that no other material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Fund’s financial statements.

66

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V and Shareholders of Delaware Wealth Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Wealth Builder Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

67

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualified Dividends[1]	52.78%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on the Fund’s ordinary income distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 78.58%. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV, as applicable.

For the fiscal year ended Nov. 30, 2017, certain interest income paid by the Fund has been determined to be Qualified Interest Income and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2017, the Fund has reported maximum distributions of Qualified Interest Income of $7,409,653.

Board consideration of Delaware Wealth Builder Fund investment advisory agreement

At a meeting held on Aug. 16–17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Wealth Builder Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and

68

included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year

69

Other Fund information (Unaudited)

Delaware Wealth Builder Fund

Board consideration of Delaware Wealth Builder Fund investment advisory agreement (continued)

periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe.The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such

70

context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

71

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1,2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

72

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

73

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

74

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)

Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

75

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

76

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.

Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) — 3M Company		Okabena Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

77

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Wealth Builder Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

78

US equity mutual fund

Delaware Small Cap Core Fund

November 30, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Core Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review

Delaware Small Cap Core Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware Small Cap Core Fund (Institutional Class shares)	1-year return	+17.31%
Delaware Small Cap Core Fund (Class A shares)	1-year return	+17.02%
Russell 2000® Index (benchmark)	1-year return	+18.34%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap stocks generated healthy returns during the fiscal year ended Nov. 30, 2017. The Russell 2000 Index posted positive returns for 10 of the 12 months during the period and posted a new all-time high towards the end of November. For the entire fiscal year, the Russell 2000 Index gained 18.34%.

Reversing the trends of the prior fiscal year – when value stocks outperformed their growth counterparts and small companies outperformed larger firms – in the fiscal year ended Nov. 30, 2017, growth stocks took the lead as the return of the Russell 2000® Growth Index outperformed the Russell 2000 Value Index by more than 10 percentage points. Small-cap companies lagged large-cap companies, with the Russell 1000® Index gaining 22.61% during the fiscal year. (Source: Bloomberg.)

Economic output – as measured by gross domestic product (GDP) – accelerated modestly throughout the fiscal period. For the first quarter of 2017, GDP was estimated to have advanced at an annual rate of 1.2%. In the second and third quarters, GDP growth measured a much more favorable 3.1% and 3.3%, respectively (data: US Commerce Department). Historically, the ideal GDP growth range for small-cap equity performance has been between 2% and 4%. The Federal Open Market Committee (FOMC) gradually increased the federal funds rate,

Portfolio management review

Delaware Small Cap Core Fund

0.25 percentage points at a time, over the Fund’s fiscal year from 0.50% to 1.25%. We continue to believe that the Fed will take action when it believes the economy can handle it.

The unemployment rate, at 4.1%, is now at levels last seen in 2000. Most other economic indicators continued to improve. The Conference Board Consumer Confidence Index® remained notably high at 129.5 in November. The Institute for Supply Management’s Purchasing Managers Index reached its highest levels since 2004 during the Fund’s fiscal year, with a reading of 60.8 for September, before easing slightly to 58.2 for November. The National Federation of Independent Business (NFIB) Index of Small Business Optimism reached its highest level since 1983, with a November value of 107.5. Although these readings indicate a relatively healthy economy, it is one that we continue to monitor carefully.

Fund performance

For the fiscal year ended Nov. 30, 2017, Delaware Small Cap Core Fund Institutional Class shares returned +17.31%. The Fund’s Class A shares returned +17.02% at net asset value (NAV) and +10.28% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2000 Index, returned +18.34%. For complete, annualized performance of Delaware Small Cap Core Fund, please see the table on page 4.

All of the sectors in the Russell 2000 Index had a positive return over the fiscal year with the exception of the energy sector. The decline in the value of energy companies can be partly attributed to the volatile price of oil. West Texas Intermediate (WTI) crude oil, the domestic benchmark, began the fiscal period around $49 a barrel. Volatility during the period pulled the price into the low $40s for June. The price subsequently rebounded to end the fiscal year around $57, which is where the commodity traded in the summer of 2015. Overall, our sentiment toward the energy sector has improved as the price of oil is now at a level that is more profitable for energy companies.

The Fund’s holdings in the energy sector were not immune to this volatility and negatively affected performance relative to the benchmark. Among the individual securities that detracted were shares of Carrizo Oil & Gas, an exploration and production company. The stock declined during the fiscal period as the company’s leverage was higher than some of its peers. Management outlined a multiyear program in an attempt to deleverage its balance sheet (through acreage sales) and increase production, which we viewed positively. We maintained the Fund’s position in Carrizo Oil & Gas since management has kept its word and has sold acreage in the second half of 2017.

Shares of oil and gas exploration and production company, PDC Energy, detracted from the Fund’s performance during the fiscal year. Towards the end of June 2017, the company announced that the US Environmental Protection Agency, the Department of Justice, and the State of Colorado had filed a civil complaint for alleged violations of the Clean Air Act. The complaint seeks financial civil penalties and injunctions for exceeding emissions standards, specifically concerning emissions from tank batteries (in condensate production storage facilities). Given our bias against companies subject to prosecution, we exited the Fund’s position in PDC Energy during the fiscal year.

In the consumer services sector, stock selection detracted from the Fund’s relative performance. Shares of the Fund’s restaurant holdings suffered as the casual dining industry has seen a decline in dining volume. Cheesecake Factory fell during the fiscal period as the company reported its first negative quarter-over-quarter growth rate in 29 quarters. We maintained the Fund’s position in

Cheesecake Factory, believing that the company remains well positioned, as illustrated by earnings that still beat expectations and remain positive.

Stock selection in the basic materials sector also detracted from the Fund’s relative performance. Worthington Industries, among the detractors, is engaged in three core markets, the largest of which is steel processing. Despite declining volumes in the end market for steel overall, the company has worked to increase business volume in its second-largest market, pressure cylinders, which are used in the oil and gas industry. Overall, Worthington Industries’ short-term results fell short of expectations. Nonetheless, we maintained the Fund’s position as we believe that it appears on the right path for medium- and long-term growth.

The Fund benefited from stock selection in the finance sector. The Fund’s insurance holdings outperformed the benchmark index, led by mortgage insurance companies Essent Group and MGIC Investment. Mortgage insurance is a financial guaranty that reduces the loss to the lender in the event that a borrower does not repay a mortgage. These companies have generated strong earnings and have increased their return on equity. The increases have partly come from lower claims, the result of insuring borrowers with higher credit scores. We maintained the Fund’s positions in both Essent Group and MGIC Investment as we believe the companies have the potential to continue to benefit from mortgage refinancing and new home purchases.

Stock selection in the consumer discretionary sector also boosted returns for the Fund, led by recreational powerboat manufacturer and distributor Malibu Boats. The company has introduced several dramatic powerboat innovations in the past few years, enabling it to grow both its market share and earnings. During the Fund’s fiscal year, Malibu Boats acquired a smaller competitor, Cobalt Boats, which we viewed positively. We maintained the Fund’s position in Malibu Boats as we believe the company seems poised to continue to increase its market share and introduce further innovations in its boating technology.

The strongest contributor in the healthcare sector was biotechnology company Spectrum Pharmaceuticals, a firm focused on developing and commercializing hematology and oncology therapies. The company’s stock advanced during the fiscal period as it reported strong financial results and positive news related to various studies on therapies in its pipeline. We trimmed the Fund’s position as the stock’s price increased; however, our outlook remains positive given Spectrum Pharmaceuticals’ pipeline.

With respect to sector positioning, the Fund ended the fiscal period with its largest relative overweight positions in finance, basic materials, and capital goods. The largest sector underweights were in credit cyclicals, media, and consumer discretionary. On balance, we believe the current macroeconomic environment favors active managers who can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams.

Performance summary

Delaware Small Cap Core Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 29, 1998)
Excluding sales charge	+17.02%	+16.46%	+9.61%	+11.10%
Including sales charge	+10.28%	+15.09%	+8.97%	+10.75%
Class C (Est. Aug. 1, 2005)
Excluding sales charge	+16.17%	+15.60%	+8.80%	+7.80%
Including sales charge	+15.17%	+15.60%	+8.80%	+7.80%
Class R (Est. Aug. 1, 2005)
Excluding sales charge	+16.73%	+16.18%	+9.34%	+8.34%
Including sales charge	+16.73%	+16.18%	+9.34%	+8.34%
Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+17.31%	+16.76%	+9.89%	+11.28%
Including sales charge	+17.31%	+16.76%	+9.89%	+11.28%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+17.45%	n/a	n/a	+23.46%
Including sales charge	+17.45%	n/a	n/a	+23.46%
Russell 2000 Index	+18.34%	+15.02%	+8.75%	+8.53%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no frontend sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.24%	1.99%	1.49%	0.99%	0.82%
Net expenses (including fee waivers, if any)	1.24%	1.99%	1.49%	0.99%	0.82%
Type of waiver	n/a	n/a	n/a	n/a	n/a

Performance summary

Delaware Small Cap Core Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007 through Nov. 30, 2017

For the period beginning Nov. 30, 2007 through Nov. 30, 2017	Starting value	Ending value
Delaware Small Cap Core Fund — Institutional Class shares	$10,000	$25,672
Delaware Small Cap Core Fund — Class A shares	$9,425	$23,600
Russell 2000 Index	$10,000	$23,131

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2007. The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index, mentioned on page 1, measures the performance of the large-cap segment of the US equity universe.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The Conference Board Consumer Confidence Index, mentioned on page 2, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income.

The Purchasing Managers’ Index, mentioned on page 2, is an indicator of the economic health of the manufacturing sector.

The NFIB Small Business Optimism Index, mentioned on page 2, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859
Class R6	DCZRX	24610B826

Disclosure of Fund expenses

For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2017 to Nov. 30, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/17	11/30/17	Expense Ratio	6/1/17 to 11/30/17*
Actual Fund return†
Class A	$1,000.00	$1,124.50	1.17%	$6.23
Class C	1,000.00	1,120.80	1.92%	10.21
Class R	1,000.00	1,123.00	1.42%	7.56
Institutional Class	1,000.00	1,125.90	0.92%	4.90
Class R6	1,000.00	1,126.70	0.78%	4.16
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.17%	$5.92
Class C	1,000.00	1,015.44	1.92%	9.70
Class R	1,000.00	1,017.95	1.42%	7.18
Institutional Class	1,000.00	1,020.46	0.92%	4.66
Class R6	1,000.00	1,021.16	0.78%	3.95

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and

top 10 equity holdings

Delaware Small Cap Core Fund                                                                                             As of November 30,  2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	97.33%
Basic Materials	8.44%
Business Services	7.04%
Capital Goods	10.36%
Communications Services	1.50%
Consumer Discretionary	2.56%
Consumer Services	2.22%
Consumer Staples	1.59%
Credit Cyclicals	0.98%
Energy	2.86%
Financials	19.80%
Healthcare	13.18%
Real Estate	7.65%
Technology	15.09%
Transportation	0.77%
Utilities	3.29%
Short-Term Investments	3.52%
Total Value of Securities	100.85%
Liabilities Net of Receivables and Other Assets	(0.85%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Callidus Software	1.50%
Continental Building Products	1.31%
GrubHub	1.31%
Neenah Paper	1.29%
Proofpoint	1.25%
NorthWestern	1.24%
MGIC Investment	1.22%
Barnes Group	1.22%
Steven Madden	1.19%
Minerals Technologies	1.18%

Schedule of investments

Delaware Small Cap Core Fund	November 30, 2017

	Number of shares	Value (US $)
Common Stock – 97.33%
Basic Materials – 8.44%
Balchem	196,000	$17,104,920
Boise Cascade	711,365	27,387,553
Continental Building Products †	1,337,100	37,305,090
Kaiser Aluminum	285,100	27,614,786
Minerals Technologies	461,200	33,413,940
Neenah Paper	408,563	36,525,532
Quaker Chemical	165,000	27,188,700
Venator Materials †	363,300	7,992,600
Worthington Industries	603,600	25,109,760

		239,642,881

Business Services – 7.04%
ABM Industries	742,979	31,799,501
Casella Waste Systems †	1,000,730	21,335,564
Convergys	1,182,400	29,181,632
Kforce	1,020,470	26,532,220
Navigant Consulting †	830,800	15,943,052
On Assignment †	336,300	21,509,748
US Ecology	468,827	24,121,149
WageWorks †	457,351	29,339,067

		199,761,933

Capital Goods – 10.36%
AAON	548,530	19,993,919
Applied Industrial Technologies	378,340	24,194,843
Barnes Group	520,932	34,522,164
Belden	212,400	17,988,156
Columbus McKinnon	702,482	28,057,131
ESCO Technologies	352,210	23,016,923
Esterline Technologies †	34,456	2,441,208
Federal Signal	928,000	19,952,000
Granite Construction	385,741	25,601,630
Kadant	311,838	31,901,027
KLX †	352,500	19,778,775
MYR Group †	611,500	21,744,940
Tetra Tech	493,500	24,675,000

		293,867,716

Communications Services – 1.50%
ATN International	366,784	21,919,012
InterXion Holding †	359,491	20,753,415

		42,672,427

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary – 2.56%
Five Below †	345,400	$21,345,720
Malibu Boats Class A †	560,900	17,533,734
Steven Madden †	790,650	33,800,287

		72,679,741

Consumer Services – 2.22%
Cheesecake Factory	360,300	17,669,112
Chuy’s Holdings †	438,000	10,906,200
Del Frisco’s Restaurant Group †	746,500	10,861,575
Hawaiian Holdings	116,900	5,044,235
Jack in the Box	178,441	18,470,428

		62,951,550

Consumer Staples – 1.59%
J&J Snack Foods	162,414	24,542,380
Prestige Brands Holdings †	456,000	20,611,200

		45,153,580

Credit Cyclicals – 0.98%
Tenneco	466,200	27,696,942

		27,696,942

Energy – 2.86%
Carrizo Oil & Gas †	1,116,000	21,572,280
Keane Group †	946,400	14,158,144
Pioneer Energy Services †	2,394,200	5,027,820
SRC Energy †	2,760,500	24,181,980
Superior Energy Services †	993,087	9,583,290
US Silica Holdings	197,500	6,551,075

		81,074,589

Financials – 19.80%
American Equity Investment Life Holding	591,300	18,761,949
Bryn Mawr Bank	243,659	10,757,545
City Holding	227,335	16,190,799
CoBiz Financial	724,200	15,338,556
Essent Group †	722,400	31,966,200
Evercore Class A	290,400	25,221,240
FCB Financial Holdings Class A †	355,800	18,804,030
First Bancorp	437,655	16,587,125
First Interstate BancSystem	341,200	13,545,640
Flushing Financial	340,431	9,627,389
Great Western Bancorp	689,800	28,502,536
Hope Bancorp	1,321,980	24,747,466
Houlihan Lokey	327,435	14,616,698
Independent Bank	229,700	16,699,190
Independent Bank Group	217,500	14,985,750

	Number of shares	Value (US $)

Common Stock (continued)
Financials (continued)
Infinity Property & Casualty	179,698	$19,371,444
MainSource Financial Group	413,600	16,357,880
MGIC Investment †	2,368,400	34,626,008
Old National Bancorp	1,084,600	19,793,950
Primerica	286,100	29,754,400
Selective Insurance Group	407,700	24,951,240
Sterling Bancorp	1,208,100	30,625,335
Stifel Financial	488,000	27,445,120
Umpqua Holdings	1,267,400	28,022,214
United Bankshares	469,709	17,637,573
United Fire Group	190,273	9,144,520
WSFS Financial	551,200	27,890,720

		561,972,517

Healthcare – 13.18%
Adamas Pharmaceuticals †	586,700	21,795,905
Catalent †	594,800	23,667,092
Clovis Oncology †	342,500	21,532,975
CONMED	495,340	26,500,690
CryoLife †	1,246,793	25,372,238
Exact Sciences †	406,000	24,148,880
HealthSouth	510,500	25,499,475
Ligand Pharmaceuticals Class B †	169,900	22,401,315
Medicines †	631,100	18,301,900
Merit Medical Systems †	669,587	29,093,555
Natera †	985,133	9,585,344
NuVasive †	192,100	11,082,249
Quidel †	738,400	28,051,816
Repligen †	555,700	19,699,565
Retrophin †	887,800	20,011,012
Spectrum Pharmaceuticals †	286,600	5,617,360
Vanda Pharmaceuticals †	1,283,500	18,033,175
Wright Medical Group †	967,900	23,529,649

		373,924,195

Real Estate – 7.65%
Armada Hoffler Properties	620,100	9,580,545
EastGroup Properties	240,600	22,635,648
First Industrial Realty Trust	896,900	29,194,095
Gramercy Property Trust	927,366	26,448,478
Kite Realty Group Trust	1,438,500	27,662,355
LaSalle Hotel Properties	833,900	23,716,116
Mack-Cali Realty	1,037,000	22,948,810

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (US $)

Common Stock (continued)
Real Estate (continued)
Pebblebrook Hotel Trust	641,500	$24,678,505
Ramco-Gershenson Properties Trust	2,102,000	30,289,820

		217,154,372

Technology – 15.09%
Anixter International †	299,350	21,403,525
Brooks Automation	748,500	18,630,165
Callidus Software †	1,454,000	42,565,850
ExlService Holdings †	415,890	25,527,328
GrubHub †	550,900	37,218,804
II-VI †	467,700	22,168,980
j2 Global	315,500	23,807,630
KeyW Holding †	707,900	3,886,371
MACOM Technology Solutions Holdings †	421,904	13,749,851
MaxLinear Class A †	1,031,100	27,231,351
NETGEAR †	421,810	21,723,215
Paycom Software †	215,900	17,703,800
Plantronics	373,620	19,547,798
Proofpoint †	395,400	35,605,770
Q2 Holdings †	526,700	22,042,395
Semtech †	721,100	24,553,455
Silicon Laboratories †	209,800	19,112,780
WNS Holdings ADR †	773,098	31,797,521

		428,276,589

Transportation – 0.77%
Knight-Swift Transportation Holdings	514,164	21,944,520

		21,944,520

Utilities – 3.29%
NorthWestern	546,300	35,105,238
South Jersey Industries	755,700	25,588,002
Spire	397,300	32,677,925

		93,371,165

Total Common Stock (cost $2,324,586,585)		2,762,144,717

	Principal amount°

Short-Term Investments – 3.52%
Discount Notes – 0.57%≠
Federal Farm Credit 1.00% 12/6/17	7,225,621	7,224,465
Federal Home Loan Bank 1.07% 12/21/17	8,936,978	8,931,267

		16,155,732

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Repurchase Agreements – 2.31%
Bank of America Merrill Lynch
0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $10,842,440 (collateralized by US government obligations 2.25% 12/31/23; market value $11,058,992)	10,842,148	$10,842,148
Bank of Montreal
0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $27,106,063 (collateralized by US government obligations 0.00% – 3.50% 1/2/18 – 5/15/47; market value $27,647,488)	27,105,370	27,105,370
BNP Paribas
1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $27,727,287 (collateralized by US government obligations 0.00% – 3.625% 3/31/18 – 2/15/46; market value $28,281,047)	27,726,517	27,726,517

		65,674,035

US Treasury Obligation – 0.64%≠
US Treasury Bill 0.93% 12/7/17	18,064,054	18,061,149

		18,061,149

Total Short-Term Investments (cost $99,891,573)		99,890,916

Total Value of Securities – 100.85% (cost $2,424,478,158)		$2,862,035,633

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Small Cap Core Fund	November 30, 2017

Assets:
Investments, at value[1]	$2,762,144,717
Short-term investments, at value[2]	99,890,916
Cash	122,085
Receivable for fund shares sold	16,221,779
Receivable for securities sold	14,973,426
Dividends and interest receivable	1,440,190

Total assets	2,894,793,113

Liabilities:
Payable for securities purchased	52,097,768
Payable for fund shares redeemed	2,066,653
Investment management fees payable to affiliates	1,514,236
Other accrued expenses	986,766
Distribution fees payable to affiliates	202,296
Dividend disbursing and transfer agent fees and expenses payable to affiliates	44,279
Audit and tax fees payable	34,949
Trustees’ fees and expenses payable	18,764
Accounting and administration expenses payable to affiliates	8,894
Reports and statements to shareholders expenses payable to affiliates	2,123
Legal fees payable to affiliates	598

Total liabilities	56,977,326

Total Net Assets	$2,837,815,787

Net Assets Consist of:
Paid-in capital	$2,196,452,056
Accumulated net realized gain on investments	203,806,256
Net unrealized appreciation of investments	437,557,475

Total Net Assets	$2,837,815,787

Net Asset Value
Class A:
Net assets	$324,709,952
Shares of beneficial interest outstanding, unlimited authorization, no par	12,617,149
Net asset value per share	$25.74
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$27.31

Class C:
Net assets	$154,837,050
Shares of beneficial interest outstanding, unlimited authorization, no par	6,623,906
Net asset value per share	$23.38

Class R:
Net assets	$33,112,457
Shares of beneficial interest outstanding, unlimited authorization, no par	1,324,068
Net asset value per share	$25.01

Institutional Class:
Net assets	$2,275,562,765
Shares of beneficial interest outstanding, unlimited authorization, no par	86,562,595
Net asset value per share	$26.29

Class R6:
Net assets	$49,593,563
Shares of beneficial interest outstanding, unlimited authorization, no par	1,883,985
Net asset value per share	$26.32

[1]Investments, at cost	$2,324,586,585
[2]Short-term investments, at cost	99,891,573

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Small Cap Core Fund	Year ended November 30, 2017

Investment Income:
Dividends	$23,892,018
Interest	436,164

24,328,182

Expenses:
Management fees	15,752,015
Dividend disbursing and transfer agent fees and expenses	3,940,139
Distribution expenses — Class A	785,573
Distribution expenses — Class C	1,399,858
Distribution expenses — Class R	158,341
Accounting and administration expenses	592,873
Registration fees	364,586
Reports and statements to shareholders expenses	287,773
Legal fees	128,668
Trustees’ fees and expenses	108,333
Custodian fees	104,497
Audit and tax fees	34,999
Other	54,597

23,712,252
Less expenses paid indirectly	(4,321)

Total operating expenses	23,707,931

Net Investment Income	620,251

Net Realized and Unrealized Gain:
Net realized gain on investments	207,474,687
Net change in unrealized appreciation (depreciation) of investments	170,832,691

Net Realized and Unrealized Gain	378,307,378

Net Increase in Net Assets Resulting from Operations	$378,927,629

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statements of changes in net assets

Delaware Small Cap Core Fund

	Year ended
	11/30/17	11/30/16
Increase in Net Assets from Operations:
Net investment income	$ 620,251	$ 113,990
Net realized gain	207,474,687	17,114,651
Net change in unrealized appreciation (depreciation)	170,832,691	223,953,067

Net increase in net assets resulting from operations	378,927,629	241,181,708

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(849,453)	—
Class R6	(2,555)	—

Net realized gain:
Class A	(3,903,942)	(7,929,245)
Class C	(1,510,740)	(3,159,907)
Class R	(346,986)	(829,845)
Institutional Class	(13,534,547)	(17,906,715)
Class R6	(16,503)	—

	(20,164,726)	(29,825,712)

Capital Share Transactions:
Proceeds from shares sold:
Class A	161,876,763	173,310,653
Class C	44,410,670	36,104,701
Class R	6,940,237	7,971,464
Institutional Class	1,456,982,329	758,319,409
Class R6	52,674,963	2,000

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,749,448	7,599,237
Class C	1,476,159	3,089,891
Class R	346,986	829,090
Institutional Class	11,069,889	16,963,530
Class R6	19,058	—

	1,739,546,502	1,004,189,975

	Year ended
	11/30/17	11/30/16

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(246,287,634)	$(124,191,393)
Class C	(37,650,829)	(23,198,788)
Class R	(10,179,818)	(8,396,627)
Institutional Class	(745,224,675)	(285,811,366)
Class R6	(8,942,832)	—

	(1,048,285,788)	(441,598,174)

Increase in net assets derived from capital share transactions	691,260,714	562,591,801

Net Increase in Net Assets	1,050,023,617	773,947,797

Net Assets:
Beginning of year	1,787,792,170	1,013,844,373

End of year	$2,837,815,787	$1,787,792,170

Accumulated net investment loss	$—	$(126,214)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$22.23	$20.32	$20.43	$19.54	$13.56

(0.03)	(0.02)	(0.04)	(0.06)	(0.04)
3.78	2.52	1.01	1.45	6.03

3.75	2.50	0.97	1.39	5.99

—	—	—	—	(0.01)
(0.24)	(0.59)	(1.08)	(0.50)	—

(0.24)	(0.59)	(1.08)	(0.50)	(0.01)

$25.74	$22.23	$20.32	$20.43	$19.54

17.02%	12.86%	4.86%	7.28%	44.21%

$324,710	$358,054	$266,427	$136,070	$69,386
1.18%	1.24%	1.28%	1.32%	1.31%

1.18%	1.24%	1.28%	1.32%	1.35%
(0.12% )	(0.09% )	(0.22% )	(0.30% )	(0.22% )

(0.12% )	(0.09% )	(0.22% )	(0.30% )	(0.26% )
54%	43%	38%	30%	38%

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment loss to average net assets[3]
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$20.36	$18.80	$19.11	$18.45	$12.89

(0.19)	(0.15)	(0.18)	(0.19)	(0.15)
3.45	2.30	0.95	1.35	5.71

3.26	2.15	0.77	1.16	5.56

(0.24)	(0.59)	(1.08)	(0.50)	—

(0.24)	(0.59)	(1.08)	(0.50)	—

$23.38	$20.36	$18.80	$19.11	$18.45

16.17%	12.01%	4.11%	6.44%	43.14%

$154,837	$126,787	$99,019	$51,923	$25,828
1.93%	1.99%	2.03%	2.07%	2.06%
(0.87% )	(0.84% )	(0.97% )	(1.05% )	(0.97%	)
54%	43%	38%	30%	38%

Financial highlights

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$21.66	$19.86	$20.04	$19.22	$13.36

(0.08)	(0.06)	(0.09)	(0.11)	(0.08)
3.67	2.45	0.99	1.43	5.94

3.59	2.39	0.90	1.32	5.86

(0.24)	(0.59)	(1.08)	(0.50)	—

(0.24)	(0.59)	(1.08)	(0.50)	—

$25.01	$21.66	$19.86	$20.04	$19.22

16.73%	12.60%	4.60%	7.03%	43.86%

$33,112	$31,416	$28,178	$15,833	$12,785
1.43%	1.49%	1.53%	1.57%	1.56%

1.43%	1.49%	1.53%	1.57%	1.64%
(0.37% )	(0.34% )	(0.47% )	(0.55% )	(0.47%	)

(0.37% )	(0.34% )	(0.47% )	(0.55% )	(0.55%	)
54%	43%	38%	30%	38%

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of net investment income (loss) to average net assets[3]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[3]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$22.66	$20.65	$20.69	$19.74	$13.69

0.03	0.03	0.01	(0.01)	0.01
3.86	2.57	1.03	1.46	6.08

3.89	2.60	1.04	1.45	6.09

(0.02)	—	—	—	(0.04)
(0.24)	(0.59)	(1.08)	(0.50)	—

(0.26)	(0.59)	(1.08)	(0.50)	(0.04)

$26.29	$22.66	$20.65	$20.69	$19.74

17.31%	13.15%	5.15%	7.51%	44.64%

$2,275,563	$1,271,533	$620,220	$224,771	$81,858
0.93%	0.99%	1.03%	1.07%	1.06%
0.13%	0.16%	0.03%	(0.05% )	0.03%
54%	43%	38%	30%	38%

Financial highlights

Delaware Small Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 11/30/17	5/2/16[1] to 11/30/16

Net asset value, beginning of period	$22.68	$19.09

Income from investment operations:
Net investment income[2]	0.06	0.03
Net realized and unrealized gain	3.86	3.56

Total from investment operations	3.92	3.59

Less dividends and distributions from:
Net investment income	(0.04)	—
Net realized gain	(0.24)	—

Total dividends and distributions	(0.28)	—

Net asset value, end of period	$26.32	$22.68

Total return[3]	17.45%	18.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,594	$2
Ratio of expenses to average net assets[4]	0.79%	0.82%
Ratio of net investment income to average net assets[4]	0.27%	0.29%
Portfolio turnover	54%	43%	[5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Small Cap Core Fund	November 30, 2017

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940 as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and

Notes to financial statements

Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $1,464 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $2,857 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Dec. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above were allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1, 2017, the Fund entered into an amendment to DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Nov. 30, 2017, the Fund was charged $102,622 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion.

Notes to financial statements

Delaware Small Cap Core Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2017, the Fund was charged $458,606 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class shares and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $42,717 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2017, DDLP earned $124,802 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2017, DDLP received gross CDSC commissions of $250 and $18,955, on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Fund engaged in securities purchases of $15,524,729 and securities sales of $178,036,339, which resulted in net realized gains of $7,662,692.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,841,548,562
Sales	1,217,215,777

At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,432,358,080

Aggregate unrealized appreciation of investments	$491,901,013
Aggregate unrealized depreciation of investments	(62,223,460)

Net unrealized appreciation of investments	$429,677,553

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a

Notes to financial statements

Delaware Small Cap Core Fund

3. Investments (continued)

Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

Securities	Level 1	Level 2	Total

Assets:
Common Stock	$2,762,144,717	$—	$2,762,144,717
Short-Term Investments	—	99,890,916	99,890,916

Total Value of Securities	$2,762,144,717	$99,890,916	$2,862,035,633

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary Income	$ 852,008	$ —
Long-term capital gain	19,312,718	29,825,712
Total	$20,164,726	$29,825,712

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,196,452,056
Undistributed ordinary income	25,797,417
Undistributed long-term capital gain	185,888,761
Net unrealized appreciation of investments	429,677,553
Net assets	$2,837,815,787

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2017, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$357,971
Accumulated net realized gain on investments	(357,971)

Notes to financial statements

Delaware Small Cap Core Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/17	11/30/16
Shares sold:
Class A	6,976,702	9,107,641
Class C	2,100,726	2,089,776
Class R	306,291	436,685
Institutional Class	61,332,627	39,755,108
Class R6	2,255,245	105

Shares issued upon reinvestment of dividends and distributions:
Class A	167,249	407,469
Class C	71,973	179,645
Class R	15,887	45,504
Institutional Class	484,462	894,227
Class R6	834	—

	73,711,996	52,916,160

Shares redeemed:
Class A	(10,631,863)	(6,521,639)
Class C	(1,774,799)	(1,310,091)
Class R	(448,362)	(450,529)
Institutional Class	(31,365,381)	(14,573,740)
Class R6	(372,199)	—

	(44,592,604)	(22,855,999)

Net increase	29,119,392	30,060,161

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.”

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class	Class R6
	Shares	Shares	Shares	Shares	Shares	Shares	Value
Year ended 11/30/17	4,562,936	182,362	189,608	98	4,638,858	189,373	$113,439,504
Year ended 11/30/16	315,676	170,244	—	246	463,079	—	9,408,668

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of Nov. 30, 2017, or at any time during the period then ended.

8. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement Master (ISDA Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

Notes to financial statements

Delaware Small Cap Core Fund

8. Offsetting (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$10,842,148	$(10,842,148)	$—	$(10,842,148)	$—
Bank of Montreal	27,105,370	(27,105,370)	—	(27,105,370)	—
BNP Paribas	27,726,517	(27,726,517)	—	(27,726,517)	—

Total	$65,674,035	$(65,674,035)	$—	$(65,674,035)	$—

(a)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2017.

(b)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and

Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for

Notes to financial statements

Delaware Small Cap Core Fund

10. Credit and Market Risk (continued)

resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2017, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and the Shareholders of Delaware Small Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	95.77%
(B) Ordinary Income Distributions* (Tax Basis)	4.23%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	67.42%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 67.13%. Complete information will be compiled and reported in conjunction with your 2017 Form 1099-DIV.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Delaware Small Cap Core Fund investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Board consideration of Delaware Small Cap Core Fund investment advisory agreement (continued)

showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group.

The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems

President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)

Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
Director —
HSBC USA Inc.

Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

54

Annual report

US equity mutual fund

Delaware Small Cap Value Fund

November 30, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Small Cap Value Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review
Delaware Small Cap Value Fund	December 12, 2017

Performance preview (for the year ended November 30, 2017)
Delaware Small Cap Value Fund (Institutional Class shares)	1-year return	+16.30%
Delaware Small Cap Value Fund (Class A shares)	1-year return	+16.01%
Russell 2000® Value Index (benchmark)	1-year return	+13.37%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap value stocks were flat for most of the Fund’s fiscal year but surged in September 2017 and posted low double-digit gains at the end of the period. The primary catalyst for the late rally was the growing likelihood that Congress would pass tax-reform legislation that would significantly benefit smaller companies. As a group, small domestically-focused businesses — particularly those falling within the value category — pay taxes at a higher rate than large multinational companies.

While business-friendly tax reform legislation was welcome, it was not the only source of support. Stocks also rose on the back of generally strong earnings that largely met expectations, a synchronized acceleration in global economic growth, and continued dormant inflation that provided a rationale for monetary policymakers to keep interest rates low. President Donald Trump’s appointment of Federal Reserve governor Jerome H. Powell to succeed Janet Yellen as head of the central bank beginning in February 2018 was also broadly interpreted as an endorsement of the Fed’s go-slow approach to raising interest rates. The confluence of favorable economic and policy factors — along with a lack of compelling alternatives in competing asset classes — caused equity market volatility to drop to historically low levels, even as prices and valuations moved higher.

Small-cap value

stocks rallied late in

the Fund’s fiscal

year, aided by:

●	Solid earnings growth that largely met expectations

●	An increasingly favorable outlook for business-friendly tax legislation

●	Indications that monetary policy would likely remain accommodative despite faster economic growth.

1

Portfolio management review
Delaware Small Cap Value Fund

Among sector groups, economically sensitive industries such as capital spending, transportation, technology, and consumer cyclicals were strong performers. The healthcare sector also beat the stocks in the Fund’s benchmark, the Russell 2000 Value Index, although the overall group’s strength was influenced by the biotechnology subsector. Meanwhile, energy stocks continued to lag despite successful efforts by the Organization of the Petroleum Exporting Countries (OPEC) to reduce the global glut of oil through production cuts.

Within the Fund

For the fiscal year ended Nov. 30, 2017, Delaware Small Cap Value Fund Institutional Class shares returned +16.30%. The Fund’s Class A shares returned +16.01% at net asset value (NAV) and +9.34% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell 2000 Value Index, returned +13.37%. For complete, annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

Overall, the Fund’s sector allocations compared to the benchmark had a neutral effect on relative performance. On the plus side, the Fund’s underweight to real estate investment trusts (REITs) and overweights to capital spending, technology, and basic industry contributed to relative returns, while its slight overweight to energy stocks detracted, as did its underweights to utilities and healthcare. It is important to note, however, that about one-third of the component stocks in the benchmarks’ healthcare sector are biotechnology companies, virtually none of which meet the Fund’s definition of a value stock. The Fund’s position in the equipment rental business, H&E Equipment Services, contributed to relative performance. The company conducts the majority of its operations in the Gulf Coast and

Intermountain regions. After slumping in the spring and early summer on concerns about weak revenues and a lack of pricing power, the stock doubled over the last half of the fiscal period on reports of strong rental and utilization rates. We believe H&E Equipment Services appears likely to directly benefit if anticipated tax reform and increased infrastructure spending in the nonresidential construction market occurs. Though we trimmed the Fund’s position on strength late in the fiscal period, we continue to hold the position in the Fund given what we view as attractive relative valuations.

The Fund’s position in ON Semiconductor contributed as well. The company, whose shares rose significantly during the fiscal period despite a series of earnings misses, is a direct play on rising global demand for energy-efficient solutions from a diverse array of high-technology platforms. Notably, ON Semiconductor trades at a discount to the domestic information technology sector on the basis of several key valuation metrics. As with H&E Equipment Services, we sold a portion of the Fund’s position during a rising market late in the period, but continued to hold a significant allocation at the end of the fiscal year.

Medical device and supply company Teleflex also outperformed. Teleflex is a major global provider of critical-care technology, including that used for surgical procedures. Unlike the many small-cap value stocks that moved sideways until the late summer rally, Teleflex rose steadily throughout the fiscal year in a classic bull-market pattern, driven higher by a series of better-than-expected earnings reports. By the end of the fiscal period, however, we had significantly trimmed the Fund’s position given our view that the sharp rise in the share price over the fiscal period may have pushed the stock ahead of its underlying fundamentals.

Detractors from the Fund’s relative performance included Electronics for Imaging, a California-based business that designs computer systems

2

for advanced digital printing. The stock had seemingly overcome a negative analyst report and had performed well until it disclosed in early August the delayed release of its second quarter 2017 earnings pending an internal investigation of accounting procedures related to the timing of revenue recognition. The stock price dropped precipitously on the news, and we exited the Fund’s position, albeit at a significant loss.

The Fund’s overweight allocation to the Fortune 500 healthcare firm, Owens & Minor, also detracted from relative performance. The company’s earnings drifted lower for several quarters, even as management undertook a spate of global acquisitions that added worrying amounts of leverage to its balance sheet. Though Owens & Minor shares were trading at a discount to some competitors in the medical-services industry, we were uncomfortable with the amount of debt that management had taken on and closed the position late in the fiscal period.

Finally, the Fund’s position in SM Energy detracted from performance. An independent exploration and development company with large holdings in several energy-rich regions, SM Energy’s management had been aggressively swapping and selling assets, a strategy that seemed to make investors nervous and magnified the effect of disappointing forward guidance regarding near-term energy output. We continue to hold the stock in the Fund’s portfolio given what we view as the longer-term production potential of the company’s vast acreage in the Permian Basin, Eagle Ford, and Bakken shale regions.

As the new fiscal year began, the Fund remained overweight in cyclical sectors such as technology, basic industry, and capital spending and underweight in defensive areas such as REITs, utilities, and healthcare. Though sector weightings can be helpful in seeking performance, our focus remains on bottom-up stock picking — and specifically on identifying companies that, in our view, trade at a discount to our estimate of their intrinsic value, generate strong free-cash flow, and implement pro-shareholder policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet those criteria. While market volatility is likely to increase in coming months from historically muted levels, we believe that the moderate growth, low inflation, low interest rate environment that has supported equity prices is likely to continue. As always, we appreciate your confidence in our value-based approach and look forward to serving your investment needs in the coming year.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2017
	1 year	5 years	10 years	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	+16.01%	+14.57%	+9.78%	+11.63%
Including sales charge	+9.34%	+13.22%	+9.13%	+11.41%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+15.17%	+13.72%	+8.96%	+9.92%
Including sales charge	+14.17%	+13.72%	+8.96%	+9.92%
Class R (Est. June 2, 2003)
Excluding sales charge	+15.71%	+14.28%	+9.51%	+10.64%
Including sales charge	+15.71%	+14.28%	+9.51%	+10.64%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+16.30%	+14.85%	+10.06%	+11.23%
Including sales charge	+16.30%	+14.85%	+10.06%	+11.23%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+16.52%	n/a	n/a	+23.15%
Including sales charge	+16.52%	n/a	n/a	+23.15%
Russell 2000 Value Index	+13.37%	+14.16%	+8.18%	+10.96%*

* The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average

4

daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	1.24%	1.99%	1.49%	0.99%	0.77%
(without fee waivers)
Net expenses	1.24%	1.99%	1.49%	0.99%	0.77%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a	n/a

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2007 through Nov. 30, 2017

For the period beginning Nov. 30, 2007, through Nov. 30, 2017	Starting value	Ending value
Delaware Small Cap Value Fund — Institutional Class shares	$10,000	$26,070
Delaware Small Cap Value Fund — Class A shares	$9,425	$23,966
Russell 2000 Value Index	$10,000	$21,957

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Nov. 30, 2007, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2007. The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208
Class R6	DVZRX	24610B818

7

Disclosure of Fund expenses
For the six-month period from June 1, 2017 to November 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2017 to Nov. 30, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Annualized Expense Ratio	Expenses Paid During Period 6/1/17 to 11/30/17*

Actual Fund return†
Class A	$1,000.00	$1,109.80	1.18%	$6.24
Class C	1,000.00	1,105.70	1.93%	10.19
Class R	1,000.00	1,108.40	1.43%	7.56
Institutional Class	1,000.00	1,111.30	0.93%	4.92
Class R6	1,000.00	1,112.20	0.73%	3.87

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.18%	$5.97
Class C	1,000.00	1,015.39	1.93%	9.75
Class R	1,000.00	1,017.90	1.43%	7.23
Institutional Class	1,000.00	1,020.41	0.93%	4.71
Class R6	1,000.00	1,021.41	0.73%	3.70

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies in which it invests (Underlying Funds), including business development corporations and exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

9

Security type / sector allocation and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock²	97.42%
Basic Industry	9.52%
Business Services	1.10%
Capital Spending	8.23%
Consumer Cyclical	3.88%
Consumer Services	8.04%
Consumer Staples	2.56%
Energy	6.27%
Financial Services	28.51%
Healthcare	3.76%
Real Estate	7.55%
Technology	13.42%
Transportation	1.95%
Utilities	2.63%
Exchange-Traded Fund	0.72%
Short-Term Investments	1.74%
Total Value of Securities	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Financial Services sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of banks, diversified financial services, insurance, and investment companies. As of Nov. 30, 2017, such amounts, as a percentage of total net assets were 20.38%, 1.72%, 5.75% and 0.66%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Financial Services sector for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	3.45%
Berry Global Group	2.26%
Synopsys	2.18%
MasTec	2.01%
Webster Financial	1.97%
ITT	1.91%
Hancock Holding	1.89%
Selective Insurance Group	1.86%
Olin	1.73%
Trinseo	1.53%

11

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2017

	Number of shares	Value (US $)
Common Stock – 97.42%²
Basic Industry – 9.52%
Berry Global Group †	1,721,610	$102,900,630
HB Fuller	1,024,700	57,967,279
KapStone Paper & Packaging	1,368,500	30,421,755
Minerals Technologies	298,812	21,648,929
Olin	2,203,100	78,518,484
Trinseo	943,100	69,600,780
USG†	1,395,300	53,035,353
Venator Materials †	862,200	18,968,400

		433,061,610

Business Services – 1.10%
Deluxe	397,200	28,240,920
WESCO International †	332,900	21,821,595

		50,062,515

Capital Spending – 8.23%
Altra Industrial Motion	793,543	38,566,190
Atkore International Group †	1,213,700	25,827,536
EnPro Industries	378,300	32,673,771
H&E Equipment Services	1,106,700	41,158,173
ITT	1,605,300	87,007,260
KLX †	479,800	26,921,578
MasTec †	2,038,459	91,424,886
Primoris Services	1,103,600	30,889,764

		374,469,158

Consumer Cyclical – 3.88%
Barnes Group	668,100	44,274,987
Knoll	1,303,469	28,376,520
Meritage Homes †	1,062,400	58,378,880
Standard Motor Products	390,040	17,633,708
Tenneco	469,300	27,881,113

		176,545,208

Consumer Services – 8.04%
Asbury Automotive Group †	278,500	18,325,300
Cable One	44,100	30,288,321
Cheesecake Factory	581,200	28,502,048
Choice Hotels International	587,900	46,150,150
Cinemark Holdings	697,031	25,169,789
International Speedway Class A	731,300	30,166,125
Meredith	646,918	44,087,462
Sonic	982,400	25,070,848
Steven Madden †	807,350	34,514,213
Texas Roadhouse	335,300	17,123,771
UniFirst	189,200	30,934,200

12

	Number of shares	Value (US $)
Common Stock² (continued)
Consumer Services (continued)
Wolverine World Wide	1,222,700	$35,421,619

		365,753,846

Consumer Staples – 2.56%
Core-Mark Holding	665,800	22,077,928
J&J Snack Foods	240,500	36,341,955
Pinnacle Foods	506,200	29,476,026
Scotts Miracle-Gro Class A	288,900	28,572,210

		116,468,119

Energy – 6.27%
Andeavor	286,544	30,221,796
Dril-Quip †	451,500	21,649,425
Helix Energy Solutions Group †	2,832,500	18,836,125
Oasis Petroleum †	2,959,300	30,273,639
Patterson-UTI Energy	2,600,400	56,142,636
Rowan Class A †	1,915,000	27,710,050
SM Energy	1,876,100	38,722,704
Southwest Gas Holdings	596,600	51,271,804
Whiting Petroleum †	414,275	10,336,161

		285,164,340

Financial Services – 28.51%
American Equity Investment Life Holding	1,762,800	55,933,644
Bank of Hawaii	662,400	56,224,512
Bank of NT Butterfield & Son	30,701	1,221,286
Boston Private Financial Holdings	2,228,000	36,427,800
Community Bank System	795,900	44,076,942
East West Bancorp	2,552,423	157,076,111
First Financial Bancorp	1,849,700	52,438,995
First Interstate BancSystem	811,300	32,208,610
First Midwest Bancorp	1,726,000	43,098,220
Great Western Bancorp	1,490,550	61,589,526
Hancock Holding	1,677,600	86,144,760
Hanover Insurance Group	512,300	55,123,480
Independent Bank	198,600	14,438,220
Infinity Property & Casualty	289,782	31,238,500
Legg Mason	696,200	27,820,152
Main Street Capital (BDC)	740,800	29,891,280
NBT Bancorp	996,400	38,700,176
Prosperity Bancshares	612,500	42,899,500
S&T Bancorp	784,756	32,771,411
Selective Insurance Group	1,382,300	84,596,760
Stifel Financial	895,000	50,334,800

13

Schedule of investments
Delaware Small Cap Value Fund

	Number of shares	Value (US $)
Common Stock² (continued)
Financial Services (continued)
Umpqua Holdings	2,239,400	$49,513,134
Validus Holdings	710,684	34,951,439
Valley National Bancorp	3,929,900	46,765,810
Webster Financial	1,564,500	89,755,365
WesBanco	1,004,000	42,238,280

		1,297,478,713

Healthcare – 3.76%
Catalent †	488,200	19,425,478
Haemonetics †	450,100	26,015,780
Halyard Health †	571,100	27,721,194
Service Corp. International	761,500	28,137,425
STERIS	563,780	50,717,649
Teleflex	71,800	19,064,336

		171,081,862

Real Estate – 7.55%
Alexander & Baldwin	234,200	6,805,852
Brandywine Realty Trust	2,908,537	50,114,093
Education Realty Trust	666,433	24,371,455
Healthcare Realty Trust	1,117,500	36,620,475
Highwoods Properties	935,400	47,508,966
Lexington Realty Trust	3,543,300	37,062,918
Life Storage	362,600	32,565,106
Outfront Media	912,100	21,397,866
Ramco-Gershenson Properties Trust	1,615,789	23,283,519
Summit Hotel Properties	1,905,700	28,795,127
Washington Real Estate Investment Trust	1,079,600	34,892,672

		343,418,049

Technology – 13.42%
Cirrus Logic †	507,700	28,045,348
CommScope Holding †	1,437,548	51,737,353
MaxLinear Class A †	1,060,900	28,018,369
NetScout Systems †	993,406	30,845,256
ON Semiconductor †	3,064,400	61,533,152
PTC †	647,400	41,226,432
Super Micro Computer †	1,310,927	28,905,940
Synopsys †	1,099,300	99,354,734
Tech Data †	410,019	39,648,837
Teradyne	1,573,400	63,675,498
Tower Semiconductor †	1,150,200	40,498,542
TTM Technologies †	1,440,400	23,521,732
Viavi Solutions †	1,856,100	17,391,657

14

	Number of shares	Value (US $)
Common Stock² (continued)
Technology (continued)
Vishay Intertechnology	2,577,100	$56,438,490

		610,841,340

Transportation – 1.95%
Kirby †	290,400	19,543,920
Saia †	377,250	24,823,050
Werner Enterprises	1,155,000	44,121,000

		88,487,970

Utilities – 2.63%
ALLETE	414,700	33,383,350
Black Hills	688,400	40,278,284
El Paso Electric	758,700	46,204,830

		119,866,464

Total Common Stock (cost $3,012,393,105)		4,432,699,194

Exchange-Traded Fund – 0.72%
iShares Russell 2000 Value ETF	258,400	33,018,352

Total Exchange-Traded Fund (cost $27,992,526)		33,018,352

	Principal amount°
Short-Term Investments – 1.74%
Repurchase Agreements – 1.74%
Bank of America Merrill Lynch
0.97%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $13,047,814 (collateralized by US government obligations 2.25% 12/31/23; market value $13,308,412)	13,047,462	13,047,462
Bank of Montreal
0.92%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $32,619,489 (collateralized by US government obligations 0.00%–3.50% 1/2/18-5/15/47; market value $33,271,041)	32,618,655	32,618,655
BNP Paribas
1.00%, dated 11/30/17, to be repurchased on 12/1/17, repurchase price $33,367,071 (collateralized by US government obligations 0.00%–3.625% 3/31/18–2/15/46; market value $34,033,467)	33,366,145	33,366,145

Total Short-Term Investments (cost $79,032,262)		79,032,262

Total Value of Securities – 99.88% (cost $3,119,417,893)		$4,544,749,808

15

Schedule of investments
Delaware Small Cap Value Fund

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

†	Non-income producing security.

Summary of abbreviations:

BDC – Business Development Corporation

ETF – Exchange-Traded Fund

See accompanying notes which are an integral part of the financial statements.

16

Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2017

Assets:
Investments, at value[1]	$4,465,717,546
Short-term investments, at value[2]	79,032,262
Cash	656,615
Receivable for fund shares sold	10,747,842
Dividends and interest receivable	10,254,993
Receivable for securities sold	2,042,180

Total assets	4,568,451,438

Liabilities:
Payable for fund shares redeemed	6,649,273
Payable for securities purchased	6,536,257
Investment management fees payable to affiliates	2,333,453
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	1,615,413
Other accrued expenses	593,227
Distribution fees payable to affiliates	293,248
Dividend disbursing and transfer agent fees and expenses payable to affiliates	71,152
Audit and tax fees payable	34,949
Trustees’ fees and expenses payable	30,119
Accounting and administration expenses payable to affiliates	14,093
Legal fees payable to affiliates	6,747
Reports and statements to shareholders expenses payable to affiliates	3,413

Total liabilities	18,181,344

Total Net Assets	$4,550,270,094

Net Assets Consist of:
Paid-in capital	$3,085,373,258
Undistributed net investment income	20,864,407
Accumulated net realized gain on investments	18,700,514
Net unrealized appreciation of investments	1,425,331,915

Total Net Assets	$4,550,270,094

17

Statement of assets and liabilities
Delaware Small Cap Value Fund

Net Asset Value
Class A:
Net assets	$881,708,985
Shares of beneficial interest outstanding, unlimited authorization, no par	13,134,670
Net asset value per share	$67.13
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$71.23

Class C:
Net assets	$105,757,288
Shares of beneficial interest outstanding, unlimited authorization, no par	1,900,486
Net asset value per share	$55.65

Class R:
Net assets	$84,131,220
Shares of beneficial interest outstanding, unlimited authorization, no par	1,293,244
Net asset value per share	$65.05

Institutional Class:
Net assets	$3,270,954,233
Shares of beneficial interest outstanding, unlimited authorization, no par	46,178,149
Net asset value per share	$70.83

Class R6:
Net assets	$207,718,368
Shares of beneficial interest outstanding, unlimited authorization, no par	2,927,566
Net asset value per share	$70.95

[1] Investments, at cost	$3,040,385,631
[2] Short-term investments, at cost	79,032,262

See accompanying notes, which are an integral part of the financial statements.

18

Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2017

Investment Income:
Dividends	$66,100,399
Interest	617,190

66,717,589

Expenses:
Management fees	25,092,884
Dividend disbursing and transfer agent fees and expenses	8,068,682
Distribution expenses – Class A	2,356,719
Distribution expenses – Class C	1,074,959
Distribution expenses – Class R	422,423
Accounting and administration expenses	981,941
Reports and statements to shareholders expenses	361,613
Registration fees	317,246
Legal fees	238,380
Trustees’ fees and expenses	182,948
Custodian fees	125,899
Audit and tax fees	35,104
Other	92,357

39,351,155
Less expenses paid indirectly	(9,146)

Total operating expenses	39,342,009

Net Investment Income	27,375,580

Net Realized and Unrealized Gain:
Net realized gain on investments	108,206,465
Net change in unrealized appreciation (depreciation) of investments	470,343,133

Net Realized and Unrealized Gain	578,549,598

Net Increase in Net Assets Resulting from Operations	$605,925,178

See accompanying notes, which are an integral part of the financial statements.

19

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year ended
	11/30/17	11/30/16
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,375,580	$18,769,527
Net realized gain (loss)	108,206,465	(88,878,796)
Net change in unrealized appreciation (depreciation)	470,343,133	523,353,799

Net increase in net assets resulting from operations	605,925,178	453,244,530

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,638,922)	(4,888,545)
Class C	(42,490)	(36,511)
Class R	(281,262)	(315,171)
Institutional Class	(15,499,648)	(16,110,154)
Class R6	(351,782)	—

Net realized gain:
Class A	—	(43,679,963)
Class C	—	(7,046,702)
Class R	—	(4,516,923)
Institutional Class	—	(102,728,847)

	(20,814,104)	(179,322,816)

Capital Share Transactions:
Proceeds from shares sold:
Class A	440,751,690	189,762,079
Class C	21,696,263	12,177,496
Class R	26,217,173	20,226,276
Institutional Class	1,490,574,808	818,108,350
Class R6	213,808,719	3,815,071

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,549,812	47,959,569
Class C	40,532	6,859,386
Class R	281,226	4,831,510
Institutional Class	15,214,524	116,778,225
Class R6	351,782	—

	2,213,486,529	1,220,517,962

20

	Year ended
	11/30/17	11/30/16
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(556,756,789)	$(249,008,842)
Class C	(37,832,082)	(29,025,396)
Class R	(37,845,894)	(30,393,069)
Institutional Class	(817,565,441)	(908,892,095)

Class R6	(29,505,064)	(38,527)

	(1,479,505,270)	(1,217,357,929)

Increase in net assets derived from capital share transactions	733,981,259	3,160,033

Net Increase in Net Assets	1,319,092,333	277,081,747

Net Assets:
Beginning of year	3,231,177,761	2,954,096,014

End of year	$4,550,270,094	$3,231,177,761

Undistributed net investment income	$20,864,407	$14,302,931

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3,4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$58.16	$52.55	$54.87	$52.37	$39.75

0.34	0.28	0.32	0.15	0.12
8.94	8.55	0.16	3.51	12.84

9.28	8.83	0.48	3.66	12.96

(0.31)	(0.32)	(0.18)	(0.06)	(0.09)
—	(2.90)	(2.62)	(1.10)	(0.25)

(0.31)	(3.22)	(2.80)	(1.16)	(0.34)

$67.13	$58.16	$52.55	$54.87	$52.37

16.01%	18.47%	0.90%	7.12%	32.87%

$881,709	$870,158	$794,664	$775,076	$884,026
1.18%	1.24%	1.22%	1.22%	1.25%

1.18%	1.24%	1.22%	1.22%	1.29%
0.55%	0.57%	0.62%	0.27%	0.26%

0.55%	0.57%	0.62%	0.27%	0.22%
15%	19%	20%	17%	28%

23

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of net investment loss to average net assets[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$48.34	$44.24	$46.79	$45.11	$34.45

(0.10)	(0.07)	(0.06)	(0.22)	(0.20)
7.43	7.09	0.13	3.00	11.11

7.33	7.02	0.07	2.78	10.91

(0.02)	(0.02)	—	—	—
—	(2.90)	(2.62)	(1.10)	(0.25)

(0.02)	(2.92)	(2.62)	(1.10)	(0.25)

$55.65	$48.34	$44.24	$46.79	$45.11

15.17%	17.58%	0.14%	6.30%	31.93%

$105,757	$107,104	$108,890	$109,368	$99,099
1.93%	1.99%	1.97%	1.97%	2.00%

(0.20% )	(0.18% )	(0.13% )	(0.48% )	(0.49% )
15%	19%	20%	17%	28%

25

Financial highlights

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4,5]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived[5]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	The amount is less than $0.005 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$56.40	$51.05	$53.39	$51.06	$38.77

0.18	0.15	0.19	0.01	— [2]
8.66	8.30	0.14	3.42	12.54

8.84	8.45	0.33	3.43	12.54

(0.19)	(0.20)	(0.05)	—	—
—	(2.90)	(2.62)	(1.10)	(0.25)

(0.19)	(3.10)	(2.67)	(1.10)	(0.25)

$65.05	$56.40	$51.05	$53.39	$51.06

15.71%	18.19%	0.63%	6.85%	32.55%

$84,131	$83,557	$81,187	$82,577	$76,501
1.43%	1.49%	1.47%	1.47%	1.50%

1.43%	1.49%	1.47%	1.47%	1.58%
0.30%	0.32%	0.37%	0.02%	0.01%

0.30%	0.32%	0.37%	0.02%	(0.07%)
15%	19%	20%	17%	28%

27

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3,4]
Ratio of net investment income to average net assets[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

28

Year ended

11/30/17	11/30/16	11/30/15	11/30/14	11/30/13

$61.32	$55.23	$57.52	$54.83	$41.59

0.52	0.42	0.48	0.29	0.25
9.42	9.02	0.16	3.67	13.43

9.94	9.44	0.64	3.96	13.68

(0.43)	(0.45)	(0.31)	(0.17)	(0.19)
—	(2.90)	(2.62)	(1.10)	(0.25)

(0.43)	(3.35)	(2.93)	(1.27)	(0.44)

$70.83	$61.32	$55.23	$57.52	$54.83

16.30%	18.77%	1.15%	7.38%	33.22%

$3,270,954	$2,166,172	$1,969,355	$1,768,420	$1,214,512
0.93%	0.99%	0.97%	0.97%	1.00%
0.80%	0.82%	0.87%	0.52%	0.51%
15%	19%	20%	17%	28%

29

Financial highlights

Delaware Small Cap Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended	5/2/16[1] to
	11/30/17	11/30/16

Net asset value, beginning of period	$61.38	$51.46

Income from investment operations:
Net investment income[2]	0.65	0.32
Net realized and unrealized gain	9.43	9.60

Total from investment operations	10.08	9.92

Less dividends and distributions from:
Net investment income	(0.51)	—

Total dividends and distributions	(0.51)	—

Net asset value, end of period	$70.95	$61.38

Total return[3]	16.52%	19.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,719	$4,187
Ratio of expenses to average net assets[4,5]	0.75%	0.77%
Ratio of net investment income to average net assets[5]	0.98%	0.96%
Portfolio turnover	15%	19%	[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Nov. 30, 2017 are reflected on the “Statement of operations.”
[6]	Portfolio turnover is representative of the Fund for the entire year ended Nov. 30, 2016.

See accompanying notes, which are an integral part of the financial statements.

30

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2017

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Wealth Builder Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2017 and for all open tax years (years ended Nov. 30, 2014–Nov. 30, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax

31

Notes to financial statements
Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2017, the Fund did not incur any interest or tax penalties. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or financial intermediaries.

Underlying Funds – The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund invests include business development corporations (BDC) and ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2017, and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if

32

any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2017.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $7,226 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Nov. 30, 2017, the Fund earned $1,920 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Dec. 1, 2016 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to the DIFSC under the service agreement described above are allocated among all funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept. 1 2017, the Fund entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its relative portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Nov. 30, 2017, the

33

Notes to financial statements
Delaware Small Cap Value Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates  (continued)

Fund was charged $170,498 for these services. This amount is included on the “Statement of operations” under “Accounting and administrative expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2017, the Fund was charged $763,943 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2017, the Fund was charged $83,067 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2017, DDLP earned $63,116 for commissions on sales of the Fund’s Class A shares. For the year ended, Nov. 30, 2017, DDLP received gross CDSC commissions of $52 and $9,010, on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the amount of shares that are owned of the Underlying Funds at different times.

34

Cross trades for the year ended Nov. 30, 2017 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2017, the Fund engaged in securities purchases of $104,936,267. There were no securities sales under Rule 17a-7 for the year ended Nov. 30, 2017.

3. Investments

For the year ended Nov. 30, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$985,946,358
Sales	581,787,001

At Nov. 30, 2017, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$3,140,897,539

Aggregate unrealized appreciation of investments	$1,458,570,215
Aggregate unrealized depreciation of investments	(54,717,946)

Net unrealized appreciation of investments	$1,403,852,269

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities,

35

Notes to financial statements
Delaware Small Cap Value Fund

3. Investments  (continued)

government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2017:

Securities	Level 1	Level 2	Total

Assets:
Common Stock	$4,432,699,194	$—	$4,432,699,194
Exchange-Traded Fund	33,018,352	—	33,018,352
Short-Term Investments	—	79,032,262	79,032,262

Total Value of Securities	$4,465,717,546	$79,032,262	$4,544,749,808

During the year ended Nov. 30, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Nov. 30, 2017, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2017 and 2016 was as follows:

	Year ended
	11/30/17	11/30/16
Ordinary income	$20,814,104	$30,889,537
Long-term capital gain	—	148,433,279

Total	$20,814,104	$179,322,816

36

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$3,085,373,258
Undistributed ordinary income	20,864,407
Undistributed long-term capital gains	40,180,160
Unrealized appreciation of investments	1,403,852,269

Net assets	$4,550,270,094

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $68,047,508 capital loss carryforwards were utilized in 2017.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/17	11/30/16

Shares sold:
Class A	7,239,929	3,899,603
Class C	426,747	296,562
Class R	440,813	424,858
Institutional Class	23,247,010	15,899,459
Class R6	3,307,662	68,907

Shares issued upon reinvestment of dividends and distributions:
Class A	75,579	1,049,903
Class C	807	179,377
Class R	4,810	108,793
Institutional Class	240,092	2,430,351
Class R6	5,551	—

	34,989,000	24,357,813

Shares redeemed:
Class A	(9,142,742)	(5,110,308)
Class C	(742,508)	(721,790)
Class R	(633,928)	(642,425)
Institutional Class	(12,635,791)	(18,663,073)
Class R6	(453,861)	(693)

	(23,608,830)	(25,138,289)

Net increase (decrease)	11,380,170	(780,476)

37

Notes to financial statements
Delaware Small Cap Value Fund

6. Capital Shares  (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2017 and 2016, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.”

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class	Class R6
	Shares	Shares	Shares	Shares	Shares	Shares	Value
Year ended 11/30/17	3,650,914	10,474	19,860	671	3,470,119	19,831	$221,673,975
Year ended 11/30/16	71,905	2,977	26	27	70,615	—	3,771,033

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of Nov. 30, 2017, or at any time during the period then ended.

8. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular

38

jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

		Fair Value of
	Repurchase	Non-cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received(a)	Received	Received	Net Exposure(b)
Bank of America Merrill Lynch	$13,047,462	$(13,047,462)	$—	$(13,047,462)	$—
Bank of Montreal	32,618,655	(32,618,655)	—	(32,618,655)	—
BNP Paribas	33,366,145	(33,366,145)	—	(33,366,145)	—
Total	$79,032,262	$(79,032,262)	$—	$(79,032,262)	$—

(a) The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2017.

(b) Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities;

39

Notes to financial statements
Delaware Small Cap Value Fund

9. Securities Lending  (continued)

obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2017, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invested in growth stocks (such as those in the financial services sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2017. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

40

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2017, there were no Rule 144A securities held by the Fund.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

13. Subscription In-Kind

During the year ended Nov. 30, 2017, the Fund received shares by means of a subscription in-kind exchange at a market value of $293,081,339.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2017 that would require recognition or disclosure in the Fund’s financial statements.

41

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and the Shareholders of Delaware Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 18, 2018

42

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	100.00%
Total Distributions.	100.00%
(B) Qualified Dividends[1]	100.00%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100.00%. Complete information will be compiled and reported in conjunction with your 2017 Form 1099-DIV.

Board consideration of Delaware Small Cap Value Fund investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the

43

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of Delaware Small Cap Value Fund investment advisory agreement  (continued)

availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

44

Lipper currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes — one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of the Performance Universe and the Fund’s total return for the 5-year period was in the second quartile. When compared to other small-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of the Performance Universe and the Fund’s total return for the 5-year period was in the second quartile. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

Lipper currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s expenses to two separate Expense Groups – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability.

45

Other Fund information (Unaudited)
Delaware Small Cap Value Fund

Board consideration of Delaware Small Cap Value Fund investment advisory agreement  (continued)

Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

46

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Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the CFO and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	60	None
(March 2004–Present)

Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]

Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)

Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011– March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

51

Board of trustees / directors and officers addendum
Delaware FundsSM by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.

Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President —		Committee Chair; Member of
Mergers & Acquisitions		Nominating, Investments, and
(January 2003–January 2006),		Audit Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.

Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

53

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,060 for the fiscal year ended November 30, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $99,060 for the fiscal year ended November 30, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,957 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,474 for the fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended November 30, 2017 and November 30, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 1, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 1, 2018